united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22554

Vertical Capital Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC

17645 Wright Street, Omaha, Nebraska, 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Vertical Capital Income Fund

VCIF
Cusip: 92535C104

Annual Report
September 30, 2019

Investor Information: 1-866-277-VCIF

This report and the financial statements contained herein are submitted for the general information of shareholders. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Vertical Capital Income Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website https://www.vertical-incomefund.com/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

November 27, 2019

Dear Shareholder,

We have mixed feelings as we report to you the results of another year for the Vertical Capital Income Fund (the “Fund”). While we are pleased with our investment performance and your decision to seek liquidity through a listing, we are displeased that the Fund had to bear significant non-recurring costs in dealing with a proxy challenge, resulting in lower earnings and distributions than otherwise would have occurred.

As a result of the Trustees’ desire to provide additional liquidity for the Fund’s shareholders, the Trustees undertook an analysis of strategic options to determine the best path forward for the Fund’s investors. In the end, the decision was made that a listing on the New York Stock Exchange (“NYSE”) would benefit shareholders the most. To list and cease operations as an “interval” fund that provides liquidity through quarterly repurchase offers; the Fund needed shareholder approval, which was obtained through a proxy vote in March 2019. The Fund then applied for listing with the NYSE and, after receiving approval, began trading on May 29, 2019.

Soon thereafter as a result of a technical change of control of the parent ownership of the Fund’s advisor, which did not in any way effect the daily management of the Fund or the economic terms of the advisory agreement; the Fund was required to again obtain shareholder approval through another proxy solicitation for the renewal of the Fund’s advisory agreement. Shortly after mailing the proxy statements, the Fund was notified by an activist investor that it was seeking to contest the proxy and press management to undertake a plan of liquidation. The activist took this position despite the fact that the Fund’s shareholders had just a few months earlier voted in support of a listing on the NYSE in lieu of pursuing other strategic alternatives, including liquidation.

In October 2019 the Fund accepted the certified final report of the independent inspector of election that determined the renewal of the advisory agreement had been approved. The cost to the Fund of dealing with this matter through September 30, 2019 was approximately $684,000, representing approximately $0.066 per share of distributions lost to you, our shareholders. The negative impact on the Fund’s share price cannot be measured.

Update on Financial Performance

The Fund made distributions from operations aggregating approximately $0.34 per share for the fiscal year ended September 30, 2019. In addition, the Fund made a special distribution of approximately $0.20 per share in December 2018 as a result of net capital gains realized on loan sales and loan payoffs for the taxable year 2018. The Fund expects to make another similar special distribution currently estimated at approximately $0.20 per share in December 2019. The annualized dividend yield, excluding net capital gain distributions, for the period October 2018 through May 2019, prior to the Fund’s listing, was approximately 4.13%. The annualized dividend yield thereafter was approximately 1.96%, primarily reflecting the negative impact of the cost of dealing with the activist investor and the contested proxy.

Based on NAV, for the fiscal year ended September 30, 2019, the Fund produced a total return (load waived) of 8.80% (including the $0.20 per share special dividend paid in December 2018) compared to one of its key benchmarks, the Barclays Capital Mortgage Backed Securities Index, which reported a total return of 7.80%. Including the maximum load, the Fund’s total return was 2.51%. Since inception through the end of our fiscal year 2019, the Fund has produced an annualized total return of 7.97%. The SEC Yield as of September 30, 2019, including the expense cap subsidized by the Advisor, totaled 0.40%.

Since the Fund listed on the NYSE mid-year without the benefit of an initial offering price, any performance measurement from the date of listing through September 30, 2019, when the Fund’s closing price was $10.68 per share, would be difficult to give a traditional meaning. However, there are several conclusions from this period that are worth noting. First, notwithstanding the Fund’s eight-year track record, the Fund listed on the NYSE with little visibility among trading market participants. Second, although the Fund’s quarterly redemption queue was a consideration in the decision to list the Fund, there was a lack of specificity concerning the intentions of individual shareholders. Notwithstanding, management expected that there might be more downward pressure on the shares than upward interest immediately after listing due to some shareholders seeking immediate liquidity. Third, management knew that it would take some time for many shareholders to register their shares with the DTC, thereby delaying their ability to trade, should they want to. Fourth, the uncertainty caused by the actions of the activist may have weakened market interest in the shares. And fifth, we know the dividend yield would have been higher without the negative impact of the non-recurring costs noted above. Next year we will be reporting investment performance based on over a year of market share price, in addition to performance based on NAV.

We believe the downward pressure created by legacy shareholders seeking liquidity, combined with the activist-related disruptions, have not given the Fund a runway to demonstrate its full return profile and value proposition in an undisputed manner. Looking forward, we are hopeful and continue to believe in both the Fund’s fundamental investment strategy and in management’s ability to generate competitive risk-adjusted returns. The listing has stabilized the Fund’s asset base and eliminated the quarterly redemption overhang. Those factors should enhance our ability to more fully execute the Fund’s investment strategy by making long-term decisions that are in the best interest of shareholders. The Fund’s earnings should additionally benefit from the accretive deployment of capital previously held in reserve for contingencies, in addition to the judicious use of the Fund’s line of credit.

Update on Economic Outlook and Fund Strategy

During the past year, the U.S. economy again grew; however, at a slower pace than last year. Real GDP is expected to average 2.0% for the 12 months ended September 30, 2019 compared to approximately 2.8% for the twelve months ended September 30, 2018. The first half of the calendar year was fueled by consumer spending and business investment, both of which slowed in the third quarter of 2019. Expectations are for more cooling in the coming quarters. Current forecasts suggest GDP should be in the 1.1% range for calendar 2020 and 1.4% for 2021. The unemployment rate has trended down slightly from 3.8% at the beginning of the fiscal year, based on a tight job market; but it is now expected to increase back to around 4.1% in 2020 and 2021.

For some time, the Federal Reserve’s focus has been on containing inflation, yet, in a defensive move in July 2019, the Fed lowered its short-term benchmark rate for the first time since 2008, dropping rates by 0.50% to their second quarter 2018 level. Last year, forecasters predicted a Fed Funds rate of 3.25% by the end of 2019 and 3.5% by the end of 2020. Now predictions are that the Fed will likely continue to lower rates again in 2020.

One reason for the Fed’s defensive positioning is that there is much uncertainty concerning the broader global economy, once again underscored by the ups and downs of the escalating U.S. -China trade war, as well as the continuing saga of Brexit. Many investors have moved into safer investments, including sovereign debt, pushing down long-term interest rates. At September 30, 2019, mid-term US Treasury rates were lower than short-term rates, resulting in a partially inverted yield curve, seen by many as a sign of a coming recession. A year ago, the 10-year U.S. Treasury rate was approximately 3.0%, and long-term rates were expected to rise by 25 bps before the end of 2018 and by another 50 bps by mid-2019. Instead rates have fallen over that period, with the 10-year Treasury at 1.68% on September 30, 2019.

Economic growth helps support jobs and wage growth, and along with population growth and household formation, are important factors in creating demand for housing. Slightly less than two-thirds of all U. S. households own a home. Home ownership generates demand for purchase mortgage originations and for refinancing of existing mortgages. Mortgage volume is also highly influenced by home prices, the inventory of homes for sale, particularly newly constructed housing, and by the cost of mortgage financing.

Total mortgage originations for calendar year 2019 are expected to be $1.89 trillion, an increase over last year’s projection, due primarily to a 38% increase in projected refinancing volume of $633 billion, as a result of lower interest rates. Volume for 2020 is projected to be around $1.7 trillion, of which 25% is estimated to be refinancing.

The Fund primarily invests in first mortgage, residential whole loans traded in the secondary market at a discount to their unpaid principal balances. The secondary whole loan market is part of the larger almost $11 trillion residential mortgage market which boasts a deep roster of institutional participants. As such, we are comfortable that we will continue to see one-off and portfolio acquisition opportunities, as well as disposition opportunities when it makes sense for the Fund to sell.

Update on the Portfolio and Liquidity

At September 30, 2019 the Fund owned 764 individual loans with an average unpaid principal balance of approximately $169,000 and an average collateral value of approximately $236,000, or 71%. By comparison the median prices of existing and new homes in the U.S. are approximately $280,000 and $318,000, respectively, with average down payments upon purchase of 13% and 6%, respectively. We continue to be pleased with the fundamental character of the portfolio and each of its key metrics, including acquisition cost, current loan-to-collateral value, nominal and effective interest rates, borrower FICO scores and delinquency rates, among others.

We employ a conservative approach to managing the Fund’s financial position, focusing primarily on the generation of current income while maintaining a positive net working capital position and low, if any, leverage. In addition to scheduled monthly amortization payments, the Fund typically receives unscheduled receipts of loan payoffs as a result of home sales or refinancing. Coupled with the proceeds from sale of loans, the Fund is able to self-generate cash available for investment. In addition, the Fund has a $35 million bank line of credit for general working capital purposes, including investment. The Fund had $2.5 million outstanding on the line of credit at year-end.

We again appreciate your support during the past year and look forward to working on your behalf in 2020.

Regards,

Robert J. Chapman
Chairman of the Board of Trustees and Co-Portfolio Manager

David Aisner
Co-Portfolio Manager

Past performance is neither indicative nor a guarantee of future results. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. The investment return and principal value of an investment will fluctuate so that investor’s shares, when sold, may be worth more or less than their original cost. Results shown reflect the Fund’s expense waiver, without which the results could have been lower. For more recent price information please go to vertical-incomefund.com.

This material contains forward-looking statements relating to the business and financial outlook of Vertical Capital Income Fund that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. There is no assurance that the Fund will achieve its investment objective. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this material.

Securities may be subject to prepayment risk because borrowers are typically able to prepay principal. The Fund will not invest in real estate directly, but, because the Fund will invest the majority of its assets in securities secured by real estate, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

Vertical Capital Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

PERFORMANCE OF A $10,000 INVESTMENT
(Based upon Net Asset Value)

The Fund’s performance figures for the period ended September 30, 2019, compared to its benchmark:

	One Year	Three Years	Five Years	Since Inception*
Vertical Capital Income Fund-NAV	8.62%	5.15%	7.86%	7.97%
Vertical Capital Income Fund-Market Price **	-8.73%	-1.04%	4.08%	5.52%
Bloomberg Barclays Capital Mortgage Backed Securities Index	7.80%	2.32%	2.80%	2.49%

*	The Fund commenced operations on December 30, 2011. The performance of the Fund is based on average annual returns.

**	The calculation is comparing the Market Price to the NAV until the initial Market Price on May 30, 2019.

The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged index composed of securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the dviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-866-277-VCIF.

PORTFOLIO COMPOSITION***

Mortgage Notes	99.7%
Other Investments	0.3%
100.0%

***    Based on Investments at Value as of September 30, 2019.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES - 97.9%
$113,914	Loan ID 200003	Fixed	7.250%	9/1/2035	$101,667
230,985	Loan ID 200004	Fixed	7.990%	10/1/2036	242,535
48,672	Loan ID 200012	ARM	9.800%	7/1/2037	49,751
35,524	Loan ID 200016	ARM	10.375%	1/1/2031	37,300
47,445	Loan ID 200018	Fixed	7.000%	1/1/2033	49,817
97,739	Loan ID 200023	Fixed	5.875%	12/1/2050	91,671
205,980	Loan ID 200026	Interest Only	4.750%	1/1/2050	215,490
228,102	Loan ID 200028	Fixed	4.875%	6/1/2050	239,350
201,942	Loan ID 200029	Fixed	6.310%	7/1/2037	206,832
320,872	Loan ID 200032	Fixed	3.130%	1/1/2051	305,960
539,346	Loan ID 200035	Fixed	4.625%	11/1/2050	562,536
152,438	Loan ID 200037	Fixed	7.800%	5/1/2035	160,059
111,310	Loan ID 200041	Fixed	4.875%	8/1/2039	116,876
38,931	Loan ID 200042	Fixed	7.000%	12/1/2037	40,878
48,550	Loan ID 200043	Fixed	6.125%	7/1/2039	50,977
49,544	Loan ID 200048	Fixed	5.500%	8/1/2039	52,021
147,496	Loan ID 200052	Fixed	5.125%	5/1/2040	154,871
52,265	Loan ID 200054	Fixed	8.250%	3/1/2039	54,878
78,999	Loan ID 200055	Fixed	10.000%	1/5/2036	82,949
119,239	Loan ID 200057	ARM	4.875%	10/1/2036	125,098
31,155	Loan ID 200060	Fixed	5.750%	8/1/2039	32,712
24,326	Loan ID 200065	ARM	9.000%	1/1/2037	25,542
190,183	Loan ID 200075	Fixed	4.250%	2/1/2042	198,041
157,496	Loan ID 200076	Fixed	4.250%	12/1/2041	163,635
24,410	Loan ID 200078	Fixed	7.000%	8/1/2036	25,630
133,362	Loan ID 200079	Fixed	5.000%	2/1/2059	121,565
64,737	Loan ID 200082	Fixed	8.250%	4/1/2040	58,581
176,046	Loan ID 200084	Fixed	7.000%	3/1/2039	153,185
190,887	Loan ID 200086	Fixed	4.250%	11/1/2050	158,601
218,064	Loan ID 200087	Fixed	6.000%	3/1/2051	205,750
116,692	Loan ID 200088	Fixed	7.000%	6/1/2039	101,446
256,323	Loan ID 200089	Fixed	3.875%	3/1/2052	216,544
271,213	Loan ID 200090	Fixed	4.500%	11/1/2036	76,650
124,386	Loan ID 200093	Fixed	5.000%	2/1/2038	130,605
70,632	Loan ID 200102	Fixed	8.250%	3/1/2040	71,100
107,513	Loan ID 200110	Fixed	8.250%	8/1/2039	112,888
69,180	Loan ID 200128	Fixed	4.710%	7/1/2037	52,463
444,762	Loan ID 200129	Fixed	4.625%	3/1/2052	395,053
26,581	Loan ID 200131	Fixed	3.875%	11/1/2027	27,318
116,004	Loan ID 200135	Fixed	4.375%	12/1/2042	121,131
119,217	Loan ID 200137	Fixed	4.500%	9/1/2042	124,930
75,522	Loan ID 200141	Fixed	4.250%	2/1/2042	77,601
119,559	Loan ID 200143	Fixed	3.000%	2/1/2037	117,905
379,287	Loan ID 200145	Fixed	4.625%	8/1/2051	342,876
95,445	Loan ID 200152	ARM	5.000%	9/1/2037	100,148
145,783	Loan ID 200158	Fixed	3.625%	12/1/2042	148,397
117,799	Loan ID 200160	Fixed	3.250%	2/1/2043	117,538
207,682	Loan ID 200162	Fixed	3.875%	7/1/2042	213,506
185,486	Loan ID 200165	Fixed	4.375%	12/1/2041	193,908
102,800	Loan ID 200168	Fixed	3.750%	10/1/2042	104,883

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$21,407	Loan ID 200169	Fixed	6.923%	9/1/2034	$22,478
131,226	Loan ID 200172	Fixed	7.250%	2/1/2037	137,787
85,476	Loan ID 200174	Fixed	7.340%	4/1/2037	89,750
49,275	Loan ID 200175	Fixed	9.600%	5/1/2037	51,738
27,585	Loan ID 200177	Fixed	8.000%	1/11/2022	28,964
107,212	Loan ID 200181	Fixed	7.500%	6/1/2041	112,573
69,592	Loan ID 200184	Fixed	4.375%	12/1/2042	72,570
26,753	Loan ID 200185	Fixed	5.375%	6/1/2042	28,091
50,874	Loan ID 200186	Fixed	5.125%	8/1/2042	53,417
312,976	Loan ID 200190	Fixed	3.625%	11/1/2042	318,666
154,855	Loan ID 200194	Fixed	4.750%	9/1/2041	162,598
246,182	Loan ID 200195	Fixed	3.875%	3/1/2042	253,021
95,006	Loan ID 200196	Fixed	4.500%	1/1/2043	99,585
37,270	Loan ID 200197	Fixed	4.750%	11/1/2042	39,133
38,962	Loan ID 200198	Fixed	5.250%	10/1/2042	40,911
268,090	Loan ID 200199	Fixed	4.000%	9/1/2042	276,490
230,587	Loan ID 200200	Fixed	3.875%	9/1/2042	234,156
43,130	Loan ID 200201	Fixed	5.125%	8/1/2041	45,287
21,507	Loan ID 200206	Fixed	3.990%	12/1/2042	22,140
44,387	Loan ID 200208	Fixed	4.250%	1/1/2043	46,157
184,501	Loan ID 200209	Fixed	3.875%	8/1/2042	189,692
51,560	Loan ID 200214	Fixed	5.750%	7/1/2039	54,138
108,010	Loan ID 200216	Fixed	5.750%	9/1/2039	113,411
136,414	Loan ID 200217	Fixed	5.250%	7/1/2040	143,235
69,881	Loan ID 200218	Fixed	4.250%	12/1/2041	72,767
188,832	Loan ID 200219	Fixed	4.250%	4/1/2043	196,445
179,062	Loan ID 200224	Fixed	4.000%	7/1/2043	184,994
77,110	Loan ID 200226	Fixed	5.250%	7/1/2041	80,966
47,911	Loan ID 200228	Fixed	4.625%	8/1/2042	50,306
137,494	Loan ID 200230	Fixed	3.500%	2/1/2043	139,147
64,472	Loan ID 200232	Fixed	3.875%	8/1/2042	66,291
111,522	Loan ID 200243	Fixed	3.750%	4/1/2043	113,867
25,326	Loan ID 200244	Fixed	5.000%	5/1/2042	26,592
189,957	Loan ID 200245	Fixed	3.875%	3/1/2043	195,259
85,753	Loan ID 200286	Fixed	4.500%	7/1/2043	89,918
95,002	Loan ID 200287	Fixed	4.375%	7/1/2043	99,127
318,366	Loan ID 200288	Fixed	4.375%	11/1/2041	333,233
272,956	Loan ID 200290	Fixed	4.250%	4/1/2043	284,012
193,191	Loan ID 200296	Fixed	3.250%	2/1/2043	192,804
182,693	Loan ID 200299	Fixed	3.625%	10/1/2042	185,872
114,507	Loan ID 200300	Fixed	8.400%	10/20/2037	120,232
104,049	Loan ID 200302	Fixed	9.875%	10/1/2035	109,251
128,112	Loan ID 200304	Fixed	7.250%	10/1/2033	134,518
40,250	Loan ID 200307	Fixed	6.500%	7/1/2031	42,262
36,028	Loan ID 200313	Fixed	8.500%	3/1/2028	37,829
282,814	Loan ID 200315	ARM	5.750%	6/1/2037	281,634
65,951	Loan ID 200317	Fixed	7.000%	9/1/2032	69,249
72,482	Loan ID 200326	Fixed	8.375%	10/1/2036	76,106
137,943	Loan ID 200327	Fixed	6.790%	10/26/2036	144,840
238,894	Loan ID 200330	Fixed	7.000%	8/1/2037	197,634

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$94,532	Loan ID 200332	Fixed	5.775%	10/1/2037	$99,259
86,905	Loan ID 200334	Fixed	7.000%	1/1/2033	91,250
259,133	Loan ID 200335	Fixed	4.000%	11/1/2052	212,081
41,236	Loan ID 200337	Fixed	7.000%	10/1/2034	37,407
47,067	Loan ID 200338	ARM	10.500%	8/1/2029	42,631
137,012	Loan ID 200339	Fixed	2.000%	10/1/2033	128,190
29,475	Loan ID 200340	Fixed	7.000%	3/1/2030	30,949
57,639	Loan ID 200348	Fixed	6.500%	7/1/2038	60,521
229,534	Loan ID 200349	Fixed	7.000%	1/1/2037	167,401
69,431	Loan ID 200352	Fixed	7.000%	8/1/2030	69,431
92,403	Loan ID 200358	Fixed	5.000%	4/1/2025	96,575
64,913	Loan ID 200361	Fixed	7.500%	1/1/2034	68,159
63,046	Loan ID 200366	Fixed	6.250%	1/1/2033	63,046
162,099	Loan ID 200368	Fixed	4.500%	4/1/2036	169,927
69,085	Loan ID 200374	ARM	8.500%	5/1/2034	69,085
177,473	Loan ID 200380	Fixed	4.220%	4/1/2049	169,280
374,314	Loan ID 200383	Fixed	5.030%	12/1/2046	393,029
282,586	Loan ID 200384	Fixed	5.000%	11/1/2047	266,972
137,967	Loan ID 200385	Fixed	8.250%	1/1/2040	144,865
116,927	Loan ID 200389	Fixed	4.820%	9/1/2047	74,754
192,188	Loan ID 200390	Fixed	4.780%	4/16/2047	172,140
153,280	Loan ID 200391	Fixed	4.000%	1/13/2035	157,036
62,569	Loan ID 200392	Fixed	10.000%	6/5/2034	65,697
76,691	Loan ID 200395	Fixed	4.860%	4/1/2047	51,697
68,945	Loan ID 200396	Fixed	10.000%	2/1/2036	72,392
83,052	Loan ID 200397	ARM	5.375%	9/1/2037	87,204
68,234	Loan ID 200399	Fixed	4.980%	6/1/2037	67,030
45,055	Loan ID 200403	Fixed	8.300%	10/15/2032	47,308
53,238	Loan ID 200404	Fixed	8.100%	5/1/2037	55,900
89,819	Loan ID 200405	Fixed	4.870%	12/1/2035	78,592
113,130	Loan ID 200406	Fixed	4.875%	10/1/2051	118,787
223,327	Loan ID 200407	Fixed	6.500%	4/1/2042	234,493
335,524	Loan ID 200409	Fixed	6.000%	2/1/2049	269,888
99,880	Loan ID 200411	Fixed	8.275%	6/1/2037	104,874
176,611	Loan ID 200416	Fixed	4.670%	8/1/2053	168,534
65,156	Loan ID 200417	Fixed	7.000%	5/1/2035	68,413
143,615	Loan ID 200419	Fixed	4.000%	12/19/2035	144,642
152,595	Loan ID 200420	Fixed	4.225%	4/10/2038	145,360
71,818	Loan ID 200421	Fixed	7.710%	8/1/2037	75,409
131,293	Loan ID 200422	Fixed	3.830%	8/1/2053	111,462
121,878	Loan ID 200423	Fixed	4.500%	6/1/2043	127,652
210,988	Loan ID 200430	Fixed	3.625%	7/1/2043	214,466
174,506	Loan ID 200431	Fixed	4.625%	7/1/2043	183,232
277,622	Loan ID 200432	Fixed	4.875%	5/1/2043	291,503
121,539	Loan ID 200433	Fixed	4.250%	8/1/2043	126,470
193,360	Loan ID 200435	Fixed	4.625%	11/1/2052	200,691
41,360	Loan ID 200439	Fixed	5.000%	8/1/2041	43,428
141,502	Loan ID 200445	Fixed	5.250%	2/1/2039	148,577
38,814	Loan ID 200447	Fixed	5.875%	11/4/2034	40,754
75,466	Loan ID 200448	Fixed	5.750%	5/1/2042	70,385

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$132,636	Loan ID 200449	Fixed	5.000%	2/1/2042	$139,267
336,977	Loan ID 200451	Fixed	6.250%	7/1/2038	353,825
8,129	Loan ID 200453	ARM	6.000%	3/1/2026	8,535
180,520	Loan ID 200460	Fixed	7.000%	7/1/2041	189,546
369,334	Loan ID 200462	Fixed	6.000%	7/1/2045	348,485
230,334	Loan ID 200465	Fixed	6.500%	7/1/2037	233,691
101,915	Loan ID 200468	Fixed	5.625%	12/1/2044	40,211
120,786	Loan ID 200469	Fixed	6.500%	7/1/2037	115,912
272,266	Loan ID 200473	Fixed	4.000%	12/1/2042	232,151
235,843	Loan ID 200474	Fixed	5.750%	11/1/2050	247,635
162,798	Loan ID 200475	Fixed	5.450%	7/1/2049	170,938
185,956	Loan ID 200476	Fixed	6.000%	9/1/2050	195,254
146,544	Loan ID 200477	Fixed	4.125%	12/1/2028	151,504
90,609	Loan ID 200482	Fixed	4.375%	11/1/2028	94,672
85,117	Loan ID 200483	Fixed	4.375%	11/1/2028	88,934
70,444	Loan ID 200485	Fixed	4.125%	2/1/2043	73,003
231,319	Loan ID 200486	Fixed	3.500%	1/1/2043	233,782
107,250	Loan ID 200489	Fixed	4.000%	3/1/2043	110,621
53,805	Loan ID 200490	Fixed	4.000%	11/1/2028	55,515
190,859	Loan ID 200491	Fixed	5.500%	10/1/2039	190,859
113,851	Loan ID 200492	Fixed	4.000%	1/1/2043	117,466
262,267	Loan ID 200494	Fixed	4.625%	10/1/2043	275,381
188,559	Loan ID 200496	Fixed	3.875%	2/1/2043	193,695
300,106	Loan ID 200497	Fixed	3.250%	4/1/2043	299,292
255,265	Loan ID 200499	Fixed	4.250%	1/1/2043	265,181
197,936	Loan ID 200500	Fixed	5.875%	2/1/2037	207,833
350,083	Loan ID 200504	Fixed	3.375%	3/1/2043	351,277
65,509	Loan ID 200507	Fixed	4.500%	9/1/2042	68,784
312,638	Loan ID 200514	Fixed	3.000%	4/1/2047	308,357
93,251	Loan ID 200515	Fixed	8.250%	2/1/2039	97,914
96,698	Loan ID 200517	Fixed	8.000%	5/1/2039	101,515
193,800	Loan ID 200518	Fixed	3.000%	12/1/2050	191,158
298,784	Loan ID 200519	Fixed	3.000%	11/1/2049	295,007
264,279	Loan ID 200525	Fixed	3.250%	12/1/2042	215,050
105,365	Loan ID 200527	Fixed	4.500%	12/1/2043	110,529
373,716	Loan ID 200529	Fixed	4.625%	2/1/2044	392,402
165,015	Loan ID 200531	Fixed	4.625%	11/1/2043	173,266
102,347	Loan ID 200532	Fixed	3.250%	7/1/2043	102,093
87,834	Loan ID 200537	Fixed	4.500%	3/1/2042	92,226
78,783	Loan ID 200540	Fixed	3.875%	2/1/2043	80,977
45,657	Loan ID 200545	Fixed	4.375%	2/1/2029	47,639
115,980	Loan ID 200546	Fixed	5.375%	12/1/2043	121,779
157,509	Loan ID 200548	Fixed	5.250%	2/1/2044	165,384
128,573	Loan ID 200564	Fixed	4.875%	5/1/2039	128,573
123,332	Loan ID 200567	Fixed	3.375%	5/1/2043	123,847
127,601	Loan ID 200571	Fixed	4.500%	7/1/2043	133,695
89,177	Loan ID 200573	Fixed	3.750%	9/1/2042	91,089
123,656	Loan ID 200574	Fixed	4.875%	1/1/2044	129,839
172,505	Loan ID 200578	Fixed	4.750%	8/1/2040	181,130
45,180	Loan ID 200579	Fixed	4.875%	5/1/2042	47,439

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$161,382	Loan ID 200580	Fixed	4.125%	11/1/2041	$167,395
36,382	Loan ID 200581	Fixed	4.750%	9/1/2042	38,119
349,881	Loan ID 200582	Fixed	4.000%	11/1/2042	357,156
55,439	Loan ID 200583	Fixed	3.625%	9/1/2027	56,400
305,600	Loan ID 200586	Fixed	3.500%	1/1/2043	309,064
235,025	Loan ID 200588	Fixed	3.750%	5/1/2042	240,511
62,550	Loan ID 200593	Fixed	3.875%	6/1/2042	64,258
214,049	Loan ID 200594	Fixed	4.250%	4/1/2043	222,927
36,256	Loan ID 200597	Fixed	5.625%	2/1/2044	38,069
175,672	Loan ID 200600	Fixed	4.625%	4/1/2044	184,456
172,698	Loan ID 200602	Fixed	3.750%	3/1/2043	176,663
21,388	Loan ID 200603	Fixed	4.125%	6/1/2043	22,114
68,562	Loan ID 200604	Fixed	3.500%	1/1/2043	69,339
140,005	Loan ID 200605	Fixed	4.875%	12/1/2043	147,005
126,118	Loan ID 200608	Fixed	4.125%	11/1/2043	130,792
118,152	Loan ID 200612	Fixed	4.500%	2/1/2043	123,994
191,047	Loan ID 200613	Fixed	3.369%	1/1/2043	192,015
96,073	Loan ID 200615	Fixed	4.250%	8/1/2043	99,948
322,296	Loan ID 200616	Fixed	4.875%	2/1/2044	338,411
214,669	Loan ID 200620	Fixed	4.250%	10/1/2043	223,321
123,506	Loan ID 200621	Fixed	3.625%	1/1/2043	125,316
68,000	Loan ID 200623	Fixed	4.375%	12/1/2042	70,990
123,779	Loan ID 200627	Fixed	4.250%	10/1/2043	128,808
157,163	Loan ID 200630	Fixed	5.250%	9/1/2043	165,021
327,381	Loan ID 200632	Fixed	5.250%	5/1/2044	343,750
213,829	Loan ID 200633	Fixed	5.125%	5/1/2044	224,521
217,774	Loan ID 200634	Fixed	4.375%	1/1/2044	227,468
138,105	Loan ID 200642	Fixed	5.000%	3/1/2044	135,225
111,844	Loan ID 200645	Fixed	5.000%	4/1/2044	117,436
134,080	Loan ID 200649	Fixed	4.375%	3/1/2044	139,960
122,949	Loan ID 200650	Fixed	4.875%	5/1/2044	129,097
221,185	Loan ID 200651	Fixed	3.625%	7/1/2043	224,802
130,905	Loan ID 200655	Fixed	3.375%	5/1/2043	131,440
143,031	Loan ID 200656	Fixed	6.875%	7/1/2037	76,028
140,821	Loan ID 200657	Fixed	4.875%	8/1/2051	147,862
169,405	Loan ID 200660	Fixed	5.875%	3/1/2038	177,876
199,623	Loan ID 200662	Fixed	5.000%	3/1/2044	209,604
65,370	Loan ID 200663	Fixed	4.750%	5/1/2044	68,638
282,433	Loan ID 200668	Fixed	3.625%	4/1/2043	287,561
147,705	Loan ID 200669	Fixed	5.250%	4/1/2044	155,090
51,839	Loan ID 200670	Fixed	4.375%	2/1/2029	54,085
224,312	Loan ID 200671	Fixed	4.625%	8/1/2043	235,528
147,014	Loan ID 200672	Fixed	3.750%	7/1/2043	150,188
293,332	Loan ID 200674	Fixed	4.500%	5/1/2044	307,420
96,716	Loan ID 200677	Fixed	3.625%	5/1/2028	98,372
437,932	Loan ID 200678	Fixed	4.375%	2/1/2044	457,045
241,923	Loan ID 200679	Fixed	5.000%	4/1/2044	214,966
180,114	Loan ID 200682	Fixed	4.875%	5/1/2044	175,197
119,953	Loan ID 200684	Fixed	4.875%	4/1/2044	125,951
217,779	Loan ID 200685	Fixed	4.875%	5/1/2044	228,668

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$212,030	Loan ID 200690	Fixed	4.250%	4/1/2044	$220,821
231,348	Loan ID 200692	Fixed	4.625%	7/1/2044	242,916
101,032	Loan ID 200694	Fixed	4.500%	9/1/2043	105,854
45,281	Loan ID 200696	Fixed	3.750%	10/1/2042	46,345
85,942	Loan ID 200700	Fixed	4.250%	2/1/2044	89,359
160,533	Loan ID 200701	Fixed	4.750%	6/1/2044	151,368
91,372	Loan ID 200704	Fixed	4.375%	3/1/2043	95,239
125,354	Loan ID 200708	Fixed	4.875%	2/1/2044	131,621
48,205	Loan ID 200709	Fixed	4.375%	4/1/2043	50,330
109,216	Loan ID 200710	Fixed	4.500%	7/1/2044	114,427
578,596	Loan ID 200714	Fixed	4.175%	11/1/2036	541,171
199,946	Loan ID 200716	ARM	5.483%	8/1/2037	178,192
134,173	Loan ID 200720	ARM	5.500%	4/1/2042	123,371
145,779	Loan ID 200726	Fixed	4.375%	9/1/2037	106,955
154,135	Loan ID 200727	Fixed	3.500%	7/1/2037	155,809
442,662	Loan ID 200730	ARM	4.750%	9/1/2036	346,672
188,584	Loan ID 200732	Fixed	4.125%	9/1/2027	195,048
216,820	Loan ID 200733	Fixed	3.750%	12/1/2042	221,811
223,242	Loan ID 200734	ARM	3.375%	4/1/2044	225,003
95,940	Loan ID 200735	Fixed	4.500%	6/1/2044	100,619
137,384	Loan ID 200736	Fixed	4.750%	5/1/2044	133,127
166,875	Loan ID 200742	Fixed	4.250%	4/1/2043	173,327
180,472	Loan ID 200744	Fixed	3.625%	6/1/2043	183,492
427,773	Loan ID 200748	Fixed	4.750%	12/1/2043	449,162
146,053	Loan ID 200749	Fixed	4.750%	9/1/2043	153,355
56,977	Loan ID 200753	Fixed	5.250%	5/1/2044	59,826
52,238	Loan ID 200755	Fixed	4.250%	6/1/2043	54,367
180,316	Loan ID 200756	Fixed	4.875%	11/1/2043	168,792
118,185	Loan ID 200759	Fixed	3.750%	6/1/2043	120,974
161,766	Loan ID 200760	Fixed	3.750%	6/1/2043	165,449
281,903	Loan ID 200762	Fixed	3.875%	5/1/2042	289,839
144,625	Loan ID 200763	Fixed	4.250%	11/1/2043	150,298
194,154	Loan ID 200765	Fixed	4.875%	11/1/2043	203,862
461,839	Loan ID 200766	Fixed	3.625%	12/1/2042	470,163
169,106	Loan ID 200771	Fixed	4.500%	4/1/2043	169,106
231,487	Loan ID 200772	Fixed	3.750%	3/1/2043	236,913
192,428	Loan ID 200774	Fixed	3.875%	7/1/2043	197,783
42,158	Loan ID 200775	Fixed	4.250%	4/1/2043	43,826
76,969	Loan ID 200776	Fixed	4.250%	3/1/2044	80,000
51,079	Loan ID 200777	Fixed	4.750%	6/1/2044	53,149
159,760	Loan ID 200781	Fixed	4.625%	9/1/2044	167,459
133,876	Loan ID 200783	Fixed	4.750%	9/1/2044	140,569
106,560	Loan ID 200785	Fixed	4.500%	8/1/2044	111,759
215,834	Loan ID 200786	Fixed	4.625%	7/1/2044	226,626
41,189	Loan ID 200787	Fixed	4.750%	9/1/2044	43,248
122,881	Loan ID 200789	Fixed	3.750%	9/1/2044	125,649
143,796	Loan ID 200790	Fixed	4.250%	8/1/2044	149,774
193,966	Loan ID 200791	Fixed	4.875%	6/1/2044	203,664
87,386	Loan ID 200795	Fixed	6.750%	8/1/2036	91,756
69,677	Loan ID 200796	Fixed	5.170%	12/1/2053	30,876

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$57,432	Loan ID 200799	Fixed	4.000%	2/5/2053	$55,941
62,779	Loan ID 200800	Fixed	4.000%	1/1/2053	59,430
150,062	Loan ID 200805	Fixed	4.625%	7/1/2050	120,988
155,659	Loan ID 200806	Fixed	5.000%	8/1/2049	127,102
55,752	Loan ID 200808	Fixed	4.250%	11/1/2050	28,857
114,217	Loan ID 200809	Fixed	5.000%	4/1/2050	71,574
230,114	Loan ID 200814	Fixed	8.250%	7/1/2039	241,620
275,963	Loan ID 200817	Fixed	5.000%	1/1/2050	204,705
198,435	Loan ID 200821	Fixed	4.250%	8/1/2044	206,582
77,113	Loan ID 200823	Fixed	4.250%	9/1/2044	80,298
210,675	Loan ID 200824	Fixed	4.250%	8/1/2044	216,564
100,409	Loan ID 200826	Fixed	4.375%	9/1/2044	104,609
195,079	Loan ID 200829	Fixed	4.375%	7/1/2043	203,650
191,330	Loan ID 200830	ARM	2.875%	7/1/2044	191,825
58,034	Loan ID 200831	Fixed	4.250%	10/1/2044	60,261
322,777	Loan ID 200832	Fixed	4.250%	10/1/2044	335,615
151,930	Loan ID 200834	Fixed	4.125%	7/1/2043	157,392
312,092	Loan ID 200835	Fixed	5.000%	8/1/2043	327,697
220,536	Loan ID 200839	Fixed	5.000%	5/1/2044	231,563
283,409	Loan ID 200844	Fixed	4.500%	7/1/2043	297,202
192,422	Loan ID 200846	Fixed	4.375%	11/1/2043	201,169
173,707	Loan ID 200847	Fixed	4.750%	10/1/2044	182,392
102,933	Loan ID 200853	Fixed	5.000%	4/1/2037	108,079
182,431	Loan ID 200856	Fixed	6.500%	6/1/2042	118,475
255,078	Loan ID 200858	Fixed	4.000%	1/1/2053	225,666
160,334	Loan ID 200860	Fixed	3.875%	3/1/2052	117,396
409,019	Loan ID 200861	Fixed	3.000%	6/1/2054	292,207
239,962	Loan ID 200863	Fixed	3.380%	7/1/2052	240,043
254,469	Loan ID 200866	Fixed	3.400%	5/1/2053	256,059
108,640	Loan ID 200867	Fixed	4.370%	9/1/2053	98,497
193,227	Loan ID 200873	Fixed	4.525%	11/1/2053	85,827
180,155	Loan ID 200880	Fixed	4.250%	6/1/2043	187,390
67,156	Loan ID 200883	Fixed	3.375%	5/1/2028	67,402
83,691	Loan ID 200886	Fixed	4.250%	10/1/2044	87,065
240,663	Loan ID 200887	Fixed	4.750%	9/1/2044	252,697
195,874	Loan ID 200891	Fixed	4.250%	10/1/2044	203,514
239,165	Loan ID 200892	Fixed	3.750%	9/1/2043	244,399
212,043	Loan ID 200895	Fixed	3.875%	11/1/2043	218,070
184,131	Loan ID 200897	Fixed	4.750%	10/1/2044	193,337
326,401	Loan ID 200900	Fixed	4.375%	9/1/2044	341,417
622,954	Loan ID 200902	Fixed	4.250%	9/1/2044	648,679
384,917	Loan ID 200905	Fixed	5.375%	9/1/2044	404,163
281,298	Loan ID 200906	Fixed	4.875%	2/1/2035	295,362
359,834	Loan ID 200907	ARM	5.533%	8/1/2047	367,007
101,307	Loan ID 200908	Fixed	4.000%	6/1/2049	104,112
111,502	Loan ID 200909	Fixed	4.870%	3/1/2046	90,259
194,513	Loan ID 200910	Fixed	5.300%	4/1/2053	175,625
685,906	Loan ID 200912	Fixed	4.500%	3/1/2037	719,865
56,834	Loan ID 200913	Fixed	4.250%	5/1/2047	53,271
142,484	Loan ID 200914	Fixed	2.875%	12/1/2047	139,933

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$87,034	Loan ID 200916	Fixed	4.000%	10/1/2037	$86,991
154,459	Loan ID 200917	Fixed	4.875%	1/1/2051	162,181
89,963	Loan ID 200921	ARM	5.625%	7/1/2051	94,461
408,770	Loan ID 200922	Fixed	3.340%	9/1/2053	421,241
496,397	Loan ID 200924	Fixed	5.500%	9/1/2051	521,217
299,238	Loan ID 200927	Fixed	3.000%	8/1/2038	295,675
113,189	Loan ID 200928	Fixed	4.800%	12/1/2036	118,848
153,879	Loan ID 200929	Fixed	4.625%	1/1/2043	161,573
380,116	Loan ID 200931	Fixed	4.250%	12/1/2052	354,051
287,473	Loan ID 200933	Fixed	4.250%	3/1/2043	299,162
108,423	Loan ID 200934	Fixed	3.810%	1/1/2043	111,085
168,785	Loan ID 200935	Fixed	3.875%	4/1/2043	173,560
184,159	Loan ID 200936	Fixed	4.000%	5/1/2042	190,021
187,718	Loan ID 200940	Fixed	3.250%	2/1/2043	187,207
108,413	Loan ID 200941	Fixed	3.780%	1/1/2043	110,963
265,182	Loan ID 200942	Fixed	4.000%	4/1/2043	273,744
99,524	Loan ID 200944	Fixed	4.500%	2/1/2044	104,050
274,059	Loan ID 200947	Fixed	4.000%	2/1/2043	282,755
123,757	Loan ID 200948	Fixed	4.625%	12/1/2042	129,945
267,415	Loan ID 200949	Fixed	3.875%	4/1/2043	275,017
172,716	Loan ID 200952	Fixed	3.875%	1/1/2043	177,540
111,163	Loan ID 200953	Fixed	3.750%	12/1/2042	113,622
358,997	Loan ID 200954	Fixed	3.625%	1/1/2043	365,202
308,900	Loan ID 200955	Fixed	3.250%	5/1/2043	308,398
255,894	Loan ID 200956	Fixed	5.000%	8/1/2051	268,689
397,359	Loan ID 200959	Fixed	4.000%	11/1/2042	410,272
341,959	Loan ID 200960	Fixed	3.500%	1/1/2043	345,594
195,557	Loan ID 200962	Fixed	4.250%	10/1/2044	203,539
113,084	Loan ID 200963	Fixed	4.750%	9/1/2044	118,739
336,085	Loan ID 200964	Fixed	3.750%	7/1/2043	343,834
140,109	Loan ID 200966	Fixed	4.875%	7/1/2044	147,114
90,360	Loan ID 200968	Fixed	4.250%	11/1/2044	94,878
347,462	Loan ID 200969	Fixed	4.875%	8/1/2043	364,835
147,641	Loan ID 200974	Fixed	4.250%	10/1/2044	153,630
338,243	Loan ID 200977	Fixed	4.875%	9/1/2044	355,155
192,856	Loan ID 200983	Fixed	4.375%	8/1/2044	201,392
109,789	Loan ID 200987	Fixed	4.625%	10/1/2044	115,278
176,860	Loan ID 200989	Fixed	3.750%	6/1/2029	180,427
160,633	Loan ID 200993	Fixed	2.004%	7/15/2049	147,007
53,550	Loan ID 200996	Fixed	2.500%	8/1/2048	43,514
353,896	Loan ID 200998	Fixed	3.875%	12/1/2050	357,869
123,790	Loan ID 201005	Fixed	4.750%	7/1/2041	129,980
41,144	Loan ID 201006	Fixed	6.875%	3/1/2038	43,202
83,521	Loan ID 201007	Fixed	7.125%	4/1/2037	87,697
76,458	Loan ID 201010	Fixed	5.500%	4/1/2039	80,281
44,382	Loan ID 201012	Fixed	7.500%	12/1/2038	46,601
53,942	Loan ID 201013	Fixed	7.500%	12/1/2038	47,637
100,623	Loan ID 201016	Fixed	6.500%	2/1/2036	105,654
74,250	Loan ID 201022	ARM	4.875%	5/1/2037	62,370
133,990	Loan ID 201023	Fixed	6.450%	2/1/2036	128,256

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$103,452	Loan ID 201027	ARM	9.538%	3/1/2037	$108,624
98,998	Loan ID 201030	Fixed	5.000%	7/1/2042	103,947
136,098	Loan ID 201032	Fixed	4.500%	11/1/2044	141,996
274,326	Loan ID 201033	Fixed	4.125%	12/1/2044	284,588
86,180	Loan ID 201036	Fixed	4.375%	12/1/2044	89,931
66,545	Loan ID 201037	Fixed	8.250%	7/1/2039	69,872
88,399	Loan ID 201041	Fixed	3.750%	11/1/2052	82,317
109,531	Loan ID 201043	Fixed	4.000%	4/1/2039	106,449
170,440	Loan ID 201044	Fixed	4.870%	3/29/2037	178,962
103,031	Loan ID 201045	Fixed	3.375%	7/1/2037	91,233
276,448	Loan ID 201046	Fixed	3.000%	10/1/2058	192,810
106,098	Loan ID 201047	Fixed	3.625%	4/1/2053	102,683
63,645	Loan ID 201053	Fixed	3.860%	7/1/2053	65,258
203,307	Loan ID 201054	Fixed	2.400%	5/17/2050	186,777
569,061	Loan ID 201056	Fixed	3.000%	7/1/2054	508,357
159,963	Loan ID 201057	Fixed	3.000%	1/1/2050	140,124
122,592	Loan ID 201058	Fixed	4.250%	8/1/2037	127,444
103,127	Loan ID 201060	ARM	5.000%	7/1/2035	92,496
84,762	Loan ID 201061	Fixed	5.000%	2/1/2050	73,592
113,920	Loan ID 201062	Fixed	3.100%	4/1/2047	112,987
119,913	Loan ID 201063	Fixed	4.000%	9/1/2047	111,045
222,465	Loan ID 201066	Fixed	4.250%	12/1/2046	231,135
418,561	Loan ID 201067	Fixed	4.750%	1/1/2044	439,489
65,651	Loan ID 201069	Fixed	4.625%	12/1/2044	68,933
91,601	Loan ID 201072	Fixed	3.500%	3/1/2028	92,701
91,784	Loan ID 201075	Fixed	4.375%	10/1/2044	95,816
128,907	Loan ID 201077	Fixed	3.625%	7/1/2044	131,252
219,892	Loan ID 201084	Fixed	5.000%	8/1/2038	219,892
141,488	Loan ID 201086	Fixed	4.625%	11/1/2044	148,562
151,838	Loan ID 201091	Fixed	4.125%	1/1/2045	156,826
242,235	Loan ID 201092	Fixed	5.250%	4/1/2046	242,235
132,227	Loan ID 201093	Fixed	4.125%	9/1/2043	109,528
139,674	Loan ID 201094	Fixed	4.550%	3/1/2044	146,213
335,801	Loan ID 201101	Fixed	4.625%	3/1/2045	352,591
145,355	Loan ID 201103	ARM	2.875%	5/1/2044	147,331
153,529	Loan ID 201104	Fixed	4.375%	4/1/2045	160,092
73,409	Loan ID 201107	Fixed	5.150%	2/1/2036	77,080
150,051	Loan ID 201108	Fixed	4.750%	2/1/2054	84,713
495,399	Loan ID 201110	ARM	5.875%	4/1/2037	412,743
157,614	Loan ID 201111	Fixed	4.875%	4/1/2050	111,159
229,916	Loan ID 201112	Fixed	4.750%	8/1/2037	241,412
76,931	Loan ID 201113	Fixed	5.750%	12/1/2052	80,778
116,556	Loan ID 201114	Fixed	8.087%	5/1/2054	122,384
492,488	Loan ID 201115	Fixed	4.000%	2/1/2051	502,254
84,746	Loan ID 201121	Fixed	4.125%	10/1/2037	82,756
82,947	Loan ID 201122	Fixed	4.750%	11/1/2048	80,848
230,971	Loan ID 201124	Fixed	4.750%	4/1/2040	242,520
76,898	Loan ID 201127	ARM	4.875%	4/1/2037	73,523
112,876	Loan ID 201130	Fixed	4.850%	12/1/2037	118,520
115,353	Loan ID 201131	Fixed	8.250%	5/1/2053	121,120

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$165,629	Loan ID 201132	Fixed	4.250%	7/1/2037	$146,104
191,819	Loan ID 201134	Fixed	3.000%	10/1/2053	169,735
51,744	Loan ID 201138	Fixed	4.250%	3/1/2034	53,631
157,161	Loan ID 201139	Fixed	3.000%	11/1/2053	130,299
145,612	Loan ID 201140	Fixed	4.870%	1/1/2038	152,893
83,536	Loan ID 201143	Fixed	3.500%	11/1/2037	74,688
127,799	Loan ID 201146	Fixed	4.875%	8/1/2054	122,899
106,336	Loan ID 201147	Fixed	4.125%	11/1/2051	100,781
91,108	Loan ID 201148	Fixed	3.950%	10/1/2042	93,521
312,518	Loan ID 201149	Fixed	5.000%	5/1/2058	150,247
91,184	Loan ID 201155	Fixed	3.000%	11/1/2053	59,293
62,299	Loan ID 201156	Fixed	5.000%	4/1/2050	51,229
282,046	Loan ID 201157	Fixed	4.000%	3/1/2055	290,489
197,861	Loan ID 201160	Fixed	4.920%	10/1/2049	148,734
371,696	Loan ID 201163	Fixed	4.750%	12/1/2049	259,396
160,795	Loan ID 201164	Fixed	4.250%	11/1/2051	166,707
105,392	Loan ID 201165	Fixed	4.750%	1/1/2044	110,662
420,282	Loan ID 201168	Fixed	3.875%	4/1/2052	388,914
101,150	Loan ID 201169	Fixed	5.934%	9/1/2037	63,485
61,068	Loan ID 201170	Fixed	4.375%	7/1/2037	63,789
104,763	Loan ID 201173	Fixed	4.280%	11/1/2047	60,738
140,880	Loan ID 201174	Fixed	4.750%	1/1/2053	147,924
130,908	Loan ID 201176	Fixed	4.250%	8/1/2053	135,777
294,528	Loan ID 201179	Fixed	4.750%	5/1/2051	244,756
279,446	Loan ID 201181	Fixed	4.500%	4/1/2034	292,088
129,036	Loan ID 201183	Fixed	3.500%	10/1/2052	118,609
60,986	Loan ID 201184	Fixed	4.000%	6/1/2049	62,697
250,595	Loan ID 201185	Fixed	6.760%	10/1/2053	216,309
78,278	Loan ID 201187	Fixed	4.000%	11/1/2048	43,908
602,585	Loan ID 201196	Fixed	4.000%	11/1/2036	541,078
180,558	Loan ID 201197	Fixed	6.500%	4/1/2049	189,586
322,303	Loan ID 201199	Fixed	5.125%	11/1/2046	300,664
431,536	Loan ID 201204	Fixed	3.750%	4/1/2045	440,776
142,028	Loan ID 201205	Fixed	4.625%	1/1/2045	149,130
124,644	Loan ID 201206	Fixed	3.990%	4/1/2045	128,513
407,482	Loan ID 201207	Fixed	4.625%	8/1/2051	422,548
110,708	Loan ID 201208	Fixed	4.625%	4/1/2045	115,984
172,082	Loan ID 201209	Fixed	4.250%	4/1/2045	170,911
122,849	Loan ID 201211	Fixed	4.125%	7/1/2044	106,344
359,698	Loan ID 201212	Fixed	4.625%	10/1/2058	322,709
190,193	Loan ID 201213	Fixed	4.875%	8/1/2044	199,049
517,849	Loan ID 201214	ARM	3.875%	9/1/2043	405,836
120,564	Loan ID 201218	Fixed	4.125%	1/1/2045	123,062
61,155	Loan ID 201221	Fixed	3.250%	5/1/2043	64,212
46,444	Loan ID 201222	Fixed	5.125%	1/1/2045	48,766
188,136	Loan ID 201223	Fixed	3.875%	4/1/2030	195,861
55,805	Loan ID 201226	Fixed	5.000%	3/1/2045	58,595
52,207	Loan ID 201229	Fixed	3.250%	7/1/2024	52,567
248,228	Loan ID 201233	Fixed	4.500%	12/1/2044	216,620
224,568	Loan ID 201237	Fixed	3.750%	5/1/2045	229,719

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$152,865	Loan ID 201240	Fixed	4.250%	10/1/2045	$102,861
285,600	Loan ID 201241	Fixed	4.375%	7/1/2045	298,616
217,885	Loan ID 201242	Fixed	4.625%	11/1/2044	228,248
105,961	Loan ID 201243	Fixed	4.625%	11/1/2045	111,068
384,958	Loan ID 201244	Fixed	4.500%	6/1/2045	402,732
109,620	Loan ID 201245	Fixed	4.750%	8/1/2044	115,101
96,973	Loan ID 201248	Fixed	4.875%	7/1/2044	101,822
466,697	Loan ID 201249	Fixed	4.625%	3/1/2059	472,474
154,364	Loan ID 201254	ARM	9.000%	9/1/2034	154,364
230,339	Loan ID 201255	ARM	9.125%	6/1/2035	241,855
17,427	Loan ID 201256	ARM	10.500%	10/1/2021	18,169
230,490	Loan ID 201257	Fixed	4.500%	5/1/2044	240,579
87,481	Loan ID 201258	Fixed	4.500%	6/1/2045	81,512
166,026	Loan ID 201260	Fixed	4.750%	9/1/2045	174,327
48,362	Loan ID 201263	Fixed	4.750%	10/1/2045	46,560
345,509	Loan ID 201265	Fixed	4.750%	6/1/2045	362,784
140,802	Loan ID 201266	Fixed	4.500%	2/1/2046	146,755
146,120	Loan ID 201270	Fixed	4.125%	2/1/2045	151,105
245,406	Loan ID 201271	Fixed	4.500%	6/1/2045	226,493
134,965	Loan ID 201272	Fixed	4.750%	11/1/2044	141,713
232,822	Loan ID 201273	Fixed	4.500%	12/1/2045	242,969
209,621	Loan ID 201274	Fixed	4.125%	10/1/2045	216,462
185,295	Loan ID 201278	Fixed	3.750%	12/1/2045	186,059
358,293	Loan ID 201280	Fixed	4.500%	4/1/2046	373,292
147,969	Loan ID 201281	Fixed	4.875%	7/1/2044	155,367
125,603	Loan ID 201282	Fixed	5.250%	1/1/2046	131,884
107,100	Loan ID 201283	Fixed	4.250%	11/1/2045	110,648
115,267	Loan ID 201284	Fixed	3.625%	2/1/2029	118,917
28,433	Loan ID 201285	Fixed	4.625%	11/1/2028	29,748
106,505	Loan ID 201286	Fixed	4.375%	12/1/2045	111,016
82,184	Loan ID 201289	Fixed	4.000%	3/1/2045	84,451
240,124	Loan ID 201290	Fixed	4.750%	7/1/2045	252,130
294,901	Loan ID 201291	Fixed	5.000%	8/1/2045	309,646
119,918	Loan ID 201294	Fixed	4.625%	2/1/2046	125,464
738,930	Loan ID 201296	Fixed	4.250%	2/1/2046	764,674
329,254	Loan ID 201297	Fixed	4.875%	8/1/2045	345,716
70,604	Loan ID 201301	Fixed	4.550%	10/1/2044	73,850
131,131	Loan ID 201302	Fixed	4.250%	5/1/2045	136,074
218,588	Loan ID 201304	Fixed	4.125%	2/1/2046	225,988
143,680	Loan ID 201305	Fixed	4.625%	8/1/2044	150,864
112,680	Loan ID 201306	Fixed	3.875%	9/1/2045	116,631
170,077	Loan ID 201307	Fixed	4.250%	10/1/2048	176,298
60,319	Loan ID 201308	Fixed	4.625%	11/1/2045	63,037
157,132	Loan ID 201309	Fixed	4.000%	9/1/2045	159,820
312,730	Loan ID 201313	Fixed	4.625%	1/1/2046	326,922
109,342	Loan ID 201315	Fixed	4.375%	9/1/2045	113,650
157,308	Loan ID 201316	Fixed	4.500%	2/1/2046	136,911
166,910	Loan ID 201319	Fixed	4.375%	10/1/2045	171,722
132,156	Loan ID 201324	Fixed	5.250%	4/1/2046	138,764

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$171,231	Loan ID 201326	Fixed	4.625%	3/1/2046	$178,901
185,035	Loan ID 201328	Fixed	4.250%	11/1/2045	109,734
262,652	Loan ID 201330	Fixed	4.375%	6/1/2046	273,312
337,205	Loan ID 201333	Fixed	3.875%	1/1/2046	344,894
187,350	Loan ID 201335	Fixed	4.750%	1/1/2046	196,236
185,395	Loan ID 201336	Fixed	4.750%	1/1/2046	163,408
404,572	Loan ID 201339	Fixed	4.625%	7/1/2045	388,358
140,766	Loan ID 201342	Fixed	4.750%	7/1/2045	147,805
83,430	Loan ID 201343	Fixed	4.250%	11/1/2045	86,505
71,294	Loan ID 201344	Fixed	5.000%	7/1/2044	74,859
132,027	Loan ID 201345	Fixed	4.125%	5/1/2045	134,414
462,232	Loan ID 201347	Fixed	5.750%	5/1/2046	485,344
234,756	Loan ID 201350	Fixed	4.000%	6/1/2045	137,960
68,705	Loan ID 201352	Fixed	4.875%	3/1/2045	72,140
489,851	Loan ID 201354	Fixed	3.375%	7/1/2046	510,506
131,448	Loan ID 201355	Fixed	5.250%	12/1/2045	138,020
101,421	Loan ID 201356	Fixed	4.625%	10/1/2045	106,142
146,788	Loan ID 201358	Fixed	4.875%	7/1/2045	139,799
141,220	Loan ID 201361	Fixed	5.250%	7/1/2044	148,281
109,406	Loan ID 201364	Fixed	3.875%	4/1/2046	110,416
331,210	Loan ID 201365	Fixed	4.250%	10/1/2045	342,739
46,879	Loan ID 201368	Fixed	5.125%	2/1/2045	49,223
177,978	Loan ID 201370	Fixed	4.250%	7/1/2046	167,629
98,142	Loan ID 201371	Fixed	4.125%	4/1/2046	100,961
254,200	Loan ID 201372	Fixed	4.625%	8/1/2046	254,200
153,691	Loan ID 201373	Fixed	5.125%	4/1/2046	161,376
140,859	Loan ID 201375	Fixed	4.500%	6/1/2045	147,262
281,603	Loan ID 201377	Fixed	3.875%	5/1/2046	295,684
66,543	Loan ID 201379	Fixed	5.000%	10/1/2045	69,871
307,642	Loan ID 201381	Fixed	4.875%	7/1/2045	323,024
131,711	Loan ID 201383	Fixed	4.125%	12/1/2045	138,297
77,000	Loan ID 201384	Fixed	4.375%	10/1/2045	80,850
136,250	Loan ID 201385	Fixed	4.625%	12/1/2045	143,063
68,947	Loan ID 201386	Fixed	5.250%	5/1/2046	72,394
231,040	Loan ID 201390	Fixed	5.125%	9/1/2045	242,592
388,127	Loan ID 201391	Fixed	5.125%	10/1/2045	407,534
164,753	Loan ID 201392	Fixed	3.750%	2/1/2046	150,303
422,702	Loan ID 201393	Fixed	3.750%	4/1/2056	443,837
76,149	Loan ID 201394	Fixed	6.700%	6/1/2034	79,956
83,763	Loan ID 201395	Fixed	6.300%	7/1/2044	79,622
259,826	Loan ID 201397	Fixed	4.125%	1/1/2046	268,265
80,167	Loan ID 201399	Fixed	5.000%	11/1/2045	84,176
84,063	Loan ID 201400	Fixed	4.750%	7/1/2044	88,266
88,874	Loan ID 201401	Fixed	4.750%	10/1/2044	93,318
92,055	Loan ID 201403	Fixed	4.750%	8/1/2044	80,618
132,282	Loan ID 201404	Fixed	4.750%	10/1/2044	116,157
70,314	Loan ID 201405	Fixed	5.250%	8/1/2044	73,829
53,635	Loan ID 201406	Fixed	4.250%	6/1/2046	55,308
237,105	Loan ID 201407	Fixed	4.875%	1/1/2046	248,960
161,750	Loan ID 201408	Fixed	4.125%	1/1/2046	167,353

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$160,209	Loan ID 201411	Fixed	4.750%	12/1/2045	$168,219
139,612	Loan ID 201412	Fixed	5.750%	12/1/2045	136,852
329,301	Loan ID 201413	Fixed	4.500%	7/1/2045	308,555
72,500	Loan ID 201414	Fixed	4.250%	7/1/2044	75,299
55,882	Loan ID 201415	Fixed	8.000%	4/1/2034	58,676
53,194	Loan ID 201416	Fixed	10.000%	7/1/2033	55,854
59,600	Loan ID 201417	Fixed	6.000%	8/1/2037	62,580
41,231	Loan ID 201419	Fixed	10.000%	11/1/2033	43,293
56,114	Loan ID 201422	Fixed	4.625%	10/1/2046	58,233
672,778	Loan ID 201423	ARM	3.875%	6/1/2045	703,395
649,231	Loan ID 201425	Fixed	3.875%	4/1/2046	664,978
308,221	Loan ID 201426	Fixed	4.875%	3/1/2044	323,632
526,411	Loan ID 201428	ARM	3.250%	4/1/2045	528,584
192,592	Loan ID 201431	Fixed	4.875%	5/1/2045	183,326
275,438	Loan ID 201432	Fixed	5.000%	8/1/2046	288,589
96,460	Loan ID 201434	Fixed	4.375%	6/1/2046	100,147
88,704	Loan ID 201436	Fixed	4.375%	5/1/2045	92,544
127,376	Loan ID 201437	Fixed	4.750%	5/1/2046	77,009
176,261	Loan ID 201439	Fixed	5.000%	12/1/2045	185,074
312,806	Loan ID 201440	Fixed	4.625%	7/1/2046	165,342
98,191	Loan ID 201441	Fixed	4.750%	10/1/2045	102,652
293,100	Loan ID 201442	Fixed	4.875%	12/1/2045	306,201
541,765	Loan ID 201443	Fixed	3.875%	8/1/2046	553,664
50,190	Loan ID 201444	Fixed	4.500%	11/1/2044	52,401
97,454	Loan ID 201446	Fixed	4.875%	1/1/2045	102,327
247,913	Loan ID 201447	Fixed	4.875%	10/1/2044	260,309
91,089	Loan ID 201449	Fixed	4.000%	8/1/2044	93,866
219,226	Loan ID 201451	Fixed	4.250%	6/1/2045	227,734
184,580	Loan ID 201453	Fixed	5.250%	9/1/2046	193,639
184,580	Loan ID 201454	Fixed	5.250%	9/1/2046	193,734
181,029	Loan ID 201455	Fixed	4.500%	5/1/2046	188,701
204,412	Loan ID 201456	Fixed	4.125%	7/1/2046	210,810
230,624	Loan ID 201458	Fixed	3.875%	9/1/2046	232,267
154,624	Loan ID 201460	Fixed	4.250%	7/1/2045	160,536
264,775	Loan ID 201461	Fixed	4.125%	12/1/2044	273,020
464,815	Loan ID 201463	Fixed	4.750%	11/1/2044	488,056
293,943	Loan ID 201464	Fixed	4.375%	6/1/2045	273,569
99,825	Loan ID 201465	Fixed	5.125%	12/1/2044	104,816
269,421	Loan ID 201466	Fixed	4.500%	12/1/2044	281,510
45,309	Loan ID 201467	Fixed	5.250%	3/1/2044	47,575
275,195	Loan ID 201470	Fixed	4.375%	10/1/2044	286,766
220,273	Loan ID 201471	Fixed	4.500%	1/1/2045	230,239
146,388	Loan ID 201472	Fixed	4.000%	11/1/2044	153,708
300,567	Loan ID 201473	Fixed	4.500%	2/1/2045	314,819
91,119	Loan ID 201475	ARM	6.625%	9/1/2036	71,092
132,579	Loan ID 201476	ARM	8.500%	2/1/2037	119,705
82,787	Loan ID 201477	Fixed	6.750%	11/1/2036	86,926
105,148	Loan ID 201478	Fixed	4.625%	10/1/2045	110,359
156,292	Loan ID 201480	Fixed	4.250%	11/1/2045	162,303
68,244	Loan ID 201481	Fixed	4.375%	7/1/2046	69,903

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$133,112	Loan ID 201482	Fixed	4.625%	6/1/2045	$139,087
290,778	Loan ID 201483	Fixed	4.125%	12/1/2045	272,004
74,831	Loan ID 201484	Fixed	4.500%	10/1/2046	77,711
61,693	Loan ID 201485	Fixed	5.750%	3/1/2038	64,777
162,562	Loan ID 201487	Fixed	4.625%	2/1/2052	170,690
90,259	Loan ID 201489	Fixed	4.750%	3/1/2046	94,633
104,980	Loan ID 201490	Fixed	4.750%	9/1/2045	110,029
220,234	Loan ID 201491	Fixed	4.250%	2/1/2046	227,745
373,986	Loan ID 201492	Fixed	4.625%	1/1/2047	356,698
77,612	Loan ID 201499	Fixed	4.750%	5/1/2045	81,263
104,784	Loan ID 201502	Fixed	5.250%	4/1/2044	110,024
146,213	Loan ID 201503	Fixed	5.000%	7/1/2046	152,995
446,696	Loan ID 201504	Fixed	4.500%	7/1/2045	365,729
91,312	Loan ID 201505	ARM	5.750%	9/1/2046	95,745
300,459	Loan ID 201506	Fixed	5.000%	2/1/2047	284,587
218,493	Loan ID 201508	Fixed	5.000%	2/1/2047	226,548
231,942	Loan ID 201509	Fixed	5.000%	12/1/2046	223,616
78,121	Loan ID 201511	Fixed	4.375%	1/1/2046	80,926
122,427	Loan ID 201513	Fixed	4.000%	1/1/2046	128,549
135,901	Loan ID 201515	Fixed	5.125%	4/1/2047	141,963
136,079	Loan ID 201516	Fixed	3.875%	4/1/2046	139,394
317,532	Loan ID 201517	Fixed	4.625%	6/1/2046	333,095
402,390	Loan ID 201518	Fixed	4.875%	1/1/2047	421,945
93,971	Loan ID 201519	Fixed	4.750%	9/1/2045	98,669
79,200	Loan ID 201522	Interest Only	9.750%	5/1/2018	77,616
80,299	Loan ID 201523	Fixed	5.125%	7/1/2045	84,313
310,185	Loan ID 201525	ARM	7.500%	9/1/2046	287,032
152,422	Loan ID 201526	Fixed	5.250%	9/1/2044	147,348
363,844	Loan ID 201527	Fixed	4.375%	7/1/2046	376,050
488,117	Loan ID 201533	Fixed	4.750%	5/1/2046	510,375
43,555	Loan ID 201534	Fixed	4.875%	5/1/2047	45,216
327,563	Loan ID 201535	Fixed	4.875%	8/1/2047	342,601
466,414	Loan ID 201536	Fixed	3.375%	4/1/2045	414,583
162,408	Loan ID 201544	Fixed	3.750%	9/1/2047	170,528
269,937	Loan ID 201545	Fixed	4.000%	9/1/2047	278,862
55,754	Loan ID 201548	Interest Only	12.000%	6/1/2019	55,475
149,500	Loan ID 201549	Interest Only	12.500%	10/1/2019	147,258
141,299	Loan ID 201550	Fixed	5.000%	2/1/2047	148,186
199,566	Loan ID 201551	Fixed	4.500%	2/1/2047	146,526
134,614	Loan ID 201552	Fixed	4.000%	8/1/2047	138,925
47,100	Loan ID 201556	Fixed	4.990%	12/1/2047	47,143
130,832	Loan ID 201558	Fixed	4.500%	8/1/2047	137,374
98,312	Loan ID 201562	Fixed	4.625%	5/1/2047	103,227
172,484	Loan ID 201563	Fixed	5.875%	12/1/2047	177,868
75,000	Loan ID 201566	Interest Only	11.500%	2/1/2019	73,876
109,637	Loan ID 201579	Fixed	4.750%	12/1/2036	105,258
488,087	Loan ID 201580	Fixed	7.625%	4/1/2047	512,491
85,292	Loan ID 201581	Fixed	4.125%	10/1/2046	79,653
87,229	Loan ID 201583	Fixed	5.250%	8/1/2047	90,294
46,850	Loan ID 201585	Fixed	5.500%	3/1/2048	47,584

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$382,834	Loan ID 201586	Fixed	4.625%	5/1/2047	$397,570
314,661	Loan ID 201587	Fixed	4.375%	1/1/2048	300,670
329,433	Loan ID 201588	Fixed	5.125%	2/1/2048	311,191
64,621	Loan ID 201589	Fixed	5.375%	6/1/2048	66,629
138,624	Loan ID 201590	Fixed	5.200%	5/1/2048	82,507
314,827	Loan ID 201591	Fixed	5.375%	8/1/2048	298,866
75,000	Loan ID 201593	Interest Only	13.500%	11/1/2019	72,750
365,500	Loan ID 201594	Interest Only	11.250%	6/1/2019	360,018
46,800	Loan ID 201597	Interest Only	12.990%	9/1/2019	46,332
67,625	Loan ID 201598	Fixed	6.000%	1/1/2037	63,820
340,370	Loan ID 201599	Fixed	5.000%	7/1/2038	265,262
44,013	Loan ID 201600	Fixed	6.000%	1/1/2036	17,868
36,112	Loan ID 201602	Fixed	5.000%	4/20/2032	37,917
59,592	Loan ID 201604	Fixed	8.500%	1/1/2048	48,706
73,857	Loan ID 201605	Fixed	8.750%	3/1/2048	77,550
89,656	Loan ID 201606	Fixed	9.990%	5/1/2048	92,581
57,642	Loan ID 201607	Fixed	9.990%	5/1/2048	51,755
66,346	Loan ID 201608	Fixed	9.990%	6/1/2048	69,663
43,313	Loan ID 201610	Fixed	9.990%	7/1/2048	45,479
59,357	Loan ID 201611	Fixed	9.990%	7/1/2048	62,325
255,000	Loan ID 201612	Interest Only	12.000%	10/1/2020	252,450
193,162	Loan ID 201613	Fixed	4.500%	9/1/2047	101,212
33,750	Loan ID 201614	Interest Only	12.000%	12/1/2019	33,075
500,079	Loan ID 201615	Fixed	10.500%	1/1/2021	497,579
480,788	Loan ID 201616	Interest Only	9.990%	1/1/2020	478,383
178,641	Loan ID 201617	Fixed	9.750%	2/1/2022	176,855
97,785	Loan ID 201622	Fixed	9.750%	3/1/2021	96,807
32,011	Loan ID 201623	Fixed	9.950%	10/11/2031	33,612
34,015	Loan ID 201624	Fixed	11.000%	7/22/2028	33,290
42,192	Loan ID 201626	Fixed	8.950%	5/18/2035	44,302
43,337	Loan ID 201627	Fixed	10.450%	2/19/2047	45,504
44,537	Loan ID 201628	Fixed	11.000%	9/25/2032	44,537
44,702	Loan ID 201629	Fixed	11.000%	3/6/2033	46,937
46,383	Loan ID 201630	Fixed	9.950%	1/28/2020	47,095
46,602	Loan ID 201631	Fixed	9.950%	7/25/2031	48,932
50,365	Loan ID 201632	Fixed	11.000%	10/13/2041	52,883
55,082	Loan ID 201633	Fixed	11.000%	12/2/2032	57,836
63,928	Loan ID 201634	Fixed	7.950%	2/28/2048	67,125
65,809	Loan ID 201635	Fixed	9.950%	3/14/2046	69,100
84,958	Loan ID 201636	Fixed	9.450%	5/13/2031	89,205
99,297	Loan ID 201637	Fixed	11.000%	5/22/2045	104,261
143,466	Loan ID 201638	Fixed	8.500%	9/19/2044	150,639
326,874	Loan ID 201639	Fixed	5.000%	9/1/2048	337,424
347,550	Loan ID 201640	Fixed	5.125%	4/1/2049	308,077
158,632	Loan ID 201641	Fixed	10.500%	6/1/2020	162,335
420,000	Loan ID 201642	Interest Only	13.000%	4/1/2021	419,777
285,000	Loan ID 201644	Interest Only	10.000%	2/1/2021	299,250
673,000	Loan ID 201645	Fixed	8.000%	7/1/2020	634,351
43,788	Loan ID 201647	Fixed	6.000%	10/1/2031	25,835
42,749	Loan ID 201648	Fixed	7.150%	8/14/2030	30,352

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Principal		Loan Type	Interest Rate	Maturity	Fair Value
	MORTGAGE NOTES (Continued) - 97.9%
$63,865	Loan ID 201649	Fixed	4.800%	2/20/2030	$48,218
39,928	Loan ID 201650	Fixed	7.000%	11/14/2031	27,950
50,336	Loan ID 201651	Fixed	7.000%	12/1/2036	26,175
249,292	Loan ID 201652	Fixed	5.000%	10/1/2036	183,230
201,178	Loan ID 201653	Fixed	4.250%	6/1/2048	141,830
448,891	Loan ID 201654	Fixed	4.875%	7/1/2049	446,647
149,125	Loan ID 201655	Fixed	7.700%	1/1/2049	148,379
127,504	Loan ID 201656	Fixed	4.625%	6/1/2049	126,229
248,805	Loan ID 201657	Fixed	5.250%	11/1/2048	211,484
419,764	Loan ID 201658	Fixed	5.500%	9/1/2048	417,665
270,654	Loan ID 201659	Fixed	4.875%	5/1/2049	269,301
155,347	Loan ID 201660	Fixed	5.500%	2/1/2049	154,570
86,156	Loan ID 201661	Fixed	5.500%	8/1/2049	81,848
132,252	Loan ID 201662	Fixed	5.375%	9/1/2048	128,615
430,965	Loan ID 201663	Fixed	4.750%	10/1/2048	387,868
130,934,528	TOTAL MORTGAGE NOTES (Cost - $108,000,900)				129,194,075

	OTHER INVESTMENTS* (Cost - $488,519) - 0.3%				440,909

	TOTAL INVESTMENTS (Cost - $108,489,419) - 98.2%				$129,634,984
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%				2,309,872
	NET ASSETS - 100.0%				$131,944,856

ARM - Adjustable Rate Mortgage

*	Illiquid Securities

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments in Securities at Market Value (identified cost $108,489,419)	$129,634,984
Cash	2,491,179
Interest Receivable	1,674,413
Receivable for Investment Securities Sold and Principal Paydowns	1,643,460
Prepaid Expenses and Other Assets	415,559
Total Assets	135,859,595

Liabilities:
Line of Credit	2,355,335
Payable for Securities Purchased	550,195
Accrued Extraordinary Expense	684,822
Accrued Advisory Fees	100,490
Related Party Payable	38,088
Accrued Expenses and Other Liabilities	185,809
Total Liabilities	3,914,739

Net Assets	$131,944,856

Net Assets consisted of:
Paid-in-Capital	$108,668,945
Accumulated earnings	23,275,911
Net Assets	$131,944,856

Net Asset Value Per Share
Net Assets	$131,944,856
Shares of Beneficial Interest Outstanding (no par value)	10,380,003
Net Asset Value (Net Assets/Shares Outstanding)	$12.71

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

Investment Income:
Interest Income	$7,512,538
Total Investment Income	7,512,538

Expenses:
Investment Advisory Fees	1,607,261
Distribution Fees:
Class C *	392
Contested Proxy Expense	684,822
Interest Expense	415,608
Security Servicing Fees	374,784
Fund Reorganization Expense	323,027
Printing Expense	196,679
Transfer Agent Fees	194,323
Line of Credit Fees	181,295
Audit Fees	179,746
Administration Fees	136,208
Trustees’ Fees	123,767
Insurance Expense	109,550
Shareholder Servicing Fee	107,474
Legal Fees	106,761
Security Pricing Expense	72,910
Chief Compliance Officer Fees	62,152
Fund Accounting Fees	51,806
Custody Fees	50,039
Registration & Filing Fees	34,367
Miscellaneous Expenses	27,398
Total Expenses	5,040,369
Less: Expenses Waived by Adviser	(692,741)
Net Expenses	4,347,628
Net Investment Income	3,164,910

Net Realized and Unrealized Gain on Investments:
Net Realized Gain from:
Investments	1,926,569
Net Change in Unrealized Appreciation on:
Investments	5,629,734
Net Realized and Unrealized Gain on Investments	7,556,303

Net Increase in Net Assets Resulting From Operations	$10,721,213

*	Prior to listing on the NYSE, the Fund discontinued share class structure.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2019 (b)	September 30, 2018 (a)
Operations:
Net Investment Income	$3,164,910	$5,273,668
Net Realized Gain from Investments	1,926,569	2,218,536
Net Change in Unrealized Appreciation/(Depreciation) on Investments	5,629,734	(1,465,814)
Net Increase in Net Assets Resulting From Operations	10,721,213	6,026,390

Distributions to Shareholders From:
Net Investment Income:
Class A ***	—	(4,720,349)
Class C ***	—	(760)
Net Realized Gains:
Class A ***	—	(2,683,322)
Total Distributions Paid*
Class A ***	(5,747,639)	—
Class C ***	(2,747)	—
Total Distributions to Shareholders	(5,750,386)	(7,404,431)

Beneficial Interest Transactions:
Proceeds from Shares Issued:
Class A ***	456,022	5,704,246
Class C ***	—	100,013
Class I ***	—	13
Class L ***	—	13
Distributions Reinvested:
Class A ***	2,361,676	3,740,905
Class C ***	2,747	760
Cost of Shares Redeemed:
Class A ***	(13,501,460)	(31,037,285)
Class C ***	(105,641)	—
Class I ***	—	(13)
Class L ***	—	(13)
Net Decrease in Net Assets from Beneficial Interest Transactions	(10,786,656)	(21,491,361)

Total Decrease in Net Assets	(5,815,829)	(22,869,402)

Net Assets:
Beginning of Year	137,760,685	160,630,087
End of Year **	$131,944,856	$137,760,685

(a)	The Vertical Capital Income Fund Class C, Class I, and Class L commenced operations on January 24, 2018. Class I and Class L closed on June 27, 2018.

(b)	Class C closed on April 2, 2019.

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $442,773 as of September 30, 2018.

***	Prior to listing on the NYSE, the Fund discontinued share class structure.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	September 30, 2019 (b)	September 30, 2018 (a)
Share Activity
Class A (c):
Shares Sold	37,357	448,705
Shares Reinvested	195,274	301,825
Shares Redeemed	(1,110,358)	(2,510,899)
Net Decrease in Shares of Beneficial Interest Outstanding	(877,727)	(1,760,369)

Class C (c):
Shares Sold	—	8,145
Shares Reinvested	225	61
Shares Redeemed	(8,431)	—
Net Increase/(Decrease) in Shares of Beneficial Interest Outstanding	(8,206)	8,206

Class I (c):
Shares Sold	—	1
Shares Redeemed	—	(1)
Net Increase in Shares of Beneficial Interest Outstanding	—	0

Class L (c):
Shares Sold	—	1
Shares Redeemed	—	(1)
Net Increase in Shares of Beneficial Interest Outstanding	—	0

(a)	The Vertical Capital Income Fund Class C, Class I, and Class L commenced operations on January 24, 2018. Class I and Class L closed on June 27, 2018.

(b)	The Vertical Capital Income Fund Class C, Class I, and Class L commenced operations on January 24, 2018. Class I and Class L closed on June 27, 2018.

(c)	Prior to listing on the NYSE, the Fund discontinued share class structure.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Statement of Cash Flows
For the Year Ended September 30, 2019

Decrease in Cash
Cash Flows Provided by (Used for) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$10,721,213

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Purchases of Long-Term Portfolio Investments	(9,287,427)
Proceeds from Sale of Long-Term Portfolio Investments and Principal Paydowns	21,605,416
Proceeds from Short-Term Portfolio Investments, Net Decrease in Interest Receivable	377,906
Increase in Receivable for Investment Securities Sold and Principal Paydowns	(852,212)
Decrease in Prepaid Expenses and Other Assets	72,838
Increase in Payable for Securities Purchased	518,054
Increase in Accrued Advisory Fees	90,971
Increase in Accrued Extraordinary Fees	684,822
Decrease in Distribution Fees Payable	(63)
Decrease in Related Party Payable	(10,723)
Decrease in Accrued Expenses and Other Liabilities	(31,090)
Amortization of Deferred Financing Fees	191,294
Net Amortization on Investments	(465,400)
Net Realized Gain on Investments	(1,926,569)
Change in Unrealized Appreciation on Investments	(5,629,734)

Net Cash Provided by Operating Activities	16,059,296

Cash Flows Provided by (Used for) Financing Activities:
Proceeds from Sale of Shares	461,276
Redemption of Shares	(13,607,101)
Dividends Paid to Shareholders, Net of Reinvestments	(3,385,963)
Payments on Line of Credit	(9,500,000)
Proceeds from Line of Credit	5,000,000
Net Cash Used for Financing Activities	(21,031,788)

Net Decrease in Cash	(4,972,492)
Cash at Beginning of Year	7,463,671
Cash at End of Year	$2,491,179

Supplemental disclosure of Cash Flow Information:

Non-Cash Financing Activities Included Reinvestment of Distributions During the Fiscal Year of $2,364,423.

Cash Paid for Interest of $414,483.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2019		September 30, 2018		September 30, 2017		September 30, 2016		September 30, 2015

Net Asset Value, Beginning of Year	$12.23		$12.34		$12.49		$11.53		$11.04
From Operations:
Net investment income (a)	0.30		0.43		0.39		0.36		0.41
Net gain (loss) from investments (both realized and unrealized)	0.72		0.06		(0.04	) (b)	1.33		0.56
Total from operations	1.02		0.49		0.35		1.69		0.97

Distributions to shareholders from:
Net investment income	(0.34)		(0.39)		(0.40)		(0.38)		(0.44)
Net realized gains	(0.20)		(0.21)		(0.10)		(0.35)		(0.04)
Total distributions	(0.54)		(0.60)		(0.50)		(0.73)		(0.48)

Net Asset Value, End of Year	$12.71		$12.23		$12.34		$12.49		$11.53
Market Price, End of Year	$10.68		N/A		N/A		N/A		N/A

Total Return-NAV (c)	8.62%		4.03%		2.81%		15.10%		8.86%
Total Return-Market Price (c)	-8.73%		NA		NA		NA		NA

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$131,945		$137,659		$160,630		$182,008		$160,382
Ratio of gross expenses to average net assets (d)	3.87	% (f)	3.03	% (e)	2.74	% (e)	2.95	% (e)	2.67	% (e)
Ratio of net expenses to average net assets (d)	3.34	% (f)	2.09	% (e)	2.04	% (e)	2.26	% (e)	2.33	% (e)
Ratio of net investment income to average net assets (d)	2.43	% (f)	3.52	% (e)	3.24	% (e)	2.98	% (e)	3.54	% (e)
Portfolio turnover rate	7.12%		5.11%		17.69%		13.72%		2.58%
Loan Outstanding, End of Period (000s)	$2,355		$6,664		$—		$—		$13,522
Asset Coverage Ratio for Loan Outstanding (g)	5702%		2167%		0%		0%		1286%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (g)	$53,778		$20,680		$—		$—		$12,672
Weighted Average Loans Outstanding (000s) (h)	$7,500		$4,500		$14,368		$12,330		$12,372
Weighted Average Interest Rate on Loans Outstanding	5.14%		4.69%		3.88%		3.41%		3.25%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.

(b)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(d)	Ratio includes 0.46%, 0.24%, 0.14%, 0.20% and 0.27% for the years ended September 30, 2019, 2018, 2017, 2016, and 2015, respectively, that attributed to interest expenses and fees.

(e)	Ratio includes 0.01%, 0.05%, 0.21% and 0.21% for the years ended September 30, 2018, 2017, 2016 and the year ended 2015, respectively, that attributed to advisory transition expenses.

(f)	Ratio includes 0.77% for the year ended September 30, 2019 that attributed to reorganization expenses.

(g)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

(h)	Based on monthly weighted average.

The accompanying notes are an integral part of these financial statements.

Vertical Capital Income Fund
Notes to Financial Statements
September 30, 2019

1.	ORGANIZATION

Vertical Capital Income Fund (the “Fund”), was organized as a Delaware statutory trust on April 8, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The investment objective of the Fund is to seek income. During part of 2019, the Fund offered two classes of shares: Class A and Class C. Class A shares commenced operations on December 30, 2011. Class C shares commenced operations on January 24, 2018 and closed on April 2, 2019. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Prior to March 29, 2019, the Fund offered shares at net asset value plus a maximum sales charge of 5.75% for Class A. Oakline Advisors, LLC (the “Advisor”), served as the Fund’s investment adviser until September 11, 2019 and resumed September 30, 2019.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update 2013-08. The following is a summary of significant accounting policies and reporting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund amortizes premiums and discounts using the effective interest rate method. Offering expenses are amortized over 12 months following the time they are incurred.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Security Valuation

Mortgage Notes – The Fund uses an independent third-party pricing service, approved by the Fund’s Board of Trustees (the “Board”), to value its Mortgage Notes on an as needed basis. The third-party pricing servicer uses a cash flow forecast and valuation model that focuses on forecasting the frequency, timing and severity of mortgage loss behavior. The model incorporates numerous observable loan-level factors such as unpaid principal balance, remaining term of the loan and coupon rate as well as macroeconomic data including yield curves, spreads to the Treasury curves and home price indexes. The model also includes a number of unobservable factors and assumptions (such as voluntary and involuntary prepayment speeds, delinquency rates, foreclosure timing, and others) to determine a fair value. While the model requires a minimum set of data to develop a reasonable fair value, the model is capable of accepting additional data elements. The model makes certain assumptions unless a specific data element is included, in which case it uses the additional data. Not all assumptions have equal weighting in the model. Using assumptions in this manner is a part of the Fund’s valuation policy and procedures and provides consistency in the application of valuation assumptions. The third-party pricing servicer also benchmarks its pricing model against observable pricing levels being quoted by a range of market participants active in the purchase and sale of residential mortgage loans. The combination of loan level criteria and daily market adjustments produces a monthly price for each Mortgage Note relative to current public market conditions.

Prior to purchase, each Mortgage Note goes through a due diligence process that includes considerations such as underwriting borrower credit, employment history, property valuation, and delinquency history with an overall emphasis on repayment of the Mortgage Notes. The purchase price of the Mortgage Notes reflects the overall risk relative to the findings of this due diligence process.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

The Fund invests primarily in Mortgage Notes secured by residential real estate. The market or liquidation value of each type of residential real estate collateral may be adversely affected by numerous factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective buyers of the safety, convenience and attractiveness of the properties; maintenance and insurance costs; changes in real estate taxes and other expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; natural disasters and other factors beyond the control of the borrowers.

The Fund’s investments in Mortgage Notes are subject to liquidity risk because there is a limited secondary market for Mortgage Notes. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Securities for which current market quotations are not readily available, such as the Mortgage Notes the Fund invests in, or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Fund’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The valuation inputs and subsequent outputs are reviewed and maintained on a monthly basis. Any calibrations or adjustments to the model that may be necessary are done on an as-needed basis to facilitate fair pricing. Financial markets are monitored daily relative to the interest rate environment. If other available market data indicates that the pricing data from the third-party service is materially inaccurate, or pricing data is unavailable, the Fund undertakes a review of other available prices and takes additional steps to determine fair value. In all cases, the Fund validates its understanding of methodology and assumptions underlying the fair value used.

The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the market participants at the measurement date. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Notwithstanding, the actual sale price of a Mortgage Note will likely be different than its fair value determined under ASC 820. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of September 30, 2019, management estimated that the carrying value of cash and cash equivalents, accounts receivable, prepaid expenses and other assets, line of credit payable, payables for securities purchased, accrued advisory fees, related party payables, and accrued and other liabilities were at amounts that reasonably approximated their fair value based on their highly-liquid nature and short-term maturities. This is considered a Level 1 valuation technique.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mortgage Notes	$—	$—	$129,194,075	$129,194,075
Other Investments	—	—	440,909	440,909
Total	$—	$—	$129,634,984	$129,634,984

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Mortgage Notes	Other Investments	Total
Beginning Balance	$133,770,170	$161,100	$133,931,270
Net realized gain (loss)	1,926,569	—	1,926,569
Change in unrealized appreciation	5,629,734	—	5,629,734
Cost of purchases	9,287,427	—	9,287,427
Proceeds from sales and principal paydowns	(21,444,316)	(161,100)	(21,605,416)
Purchase discount amortization	465,400	—	465,400
Net Transfers within level 3	(440,909)	440,909	—
Ending balance	$129,194,075	$440,909	$129,634,984

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2019 is $7,044,196.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

The following table provides quantitative information about the Fund’s Level 3 values, as well as its inputs, as of September 30, 2019. The table is not all-inclusive, but provides information on the significant Level 3 inputs:

					Weighted
				Range of	Average of
			Unobservable	Unobservable	Unobservable
	Value	Valuation Technique	Inputs	Inputs	Inputs
Mortgage Notes	$129,194,075	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0-72.9%	14.9%
			Deliquency	0-606 days	15 days
			Loan-to-Value	4-510%	81.4%
			Discount Rate	0.1-24.0%	4.0%
			Sales prices	$74.04 sq/ft	$74.04 sq/ft
Other Investments	440,909	Market comparable
Closing Balance	$129,634,984

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Security Transactions and Investment Income - Investment Security	Impact to Value if Input Increases	Impact to Value if Input Decreases
Constant Prepayment Rate	Increase	Decrease
Delinquency	Decrease	Increase
Loan to Value	Decrease	Increase
Discount rate	Decrease	Increase

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Interest Income on Non-Accrual Loans – The Fund discontinues the accrual of interest on loans when, in the opinion of management, there is an assessment that the borrower will likely be unable to meet all contractual payments as they become due.

Credit Facility – On July 20, 2018, the Fund entered into a revolving line of credit agreement with NexBank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement was the lesser of $35 million or 75% of the eligible portion of the Fund’s loans. Borrowings under the Nexbank agreement bear interest at a rate equal to the 30-day LIBOR plus applicable margin of 2.75%, per annum, on the outstanding principal balance. The Nexbank agreement matures on July 17, 2020 and has one one-year extension available. The Nexbank agreement is secured by assets of the Fund.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

During the year ended September 30, 2019 the Fund incurred deferred financing fees of $0. Accumulated amortization of deferred financing fees was $227,321 as of September 30, 2019. The average amount of borrowing outstanding for the period was $7,500,000 and the total interest expense was $415,608. The outstanding balance under the Nexbank line of credit was $2,500,000 at September 30, 2019.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2016 - 2018 tax returns, which remain open for examination, or expected to be taken in the Fund’s 2019 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund accounts for interest and penalties for any uncertain tax positions as a component of income tax expense. No interest or penalty expense was recorded during the year ended September 30, 2019.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid monthly and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains not previously distributed, if any, annually. The Board’s decision to declare distributions will be influenced by its obligation to ensure that the Fund maintains its federal tax status as a Registered Investment Company (“RIC”). In order to qualify as a RIC, the Fund must derive a minimum of 90% of its income from capital gains, interest or dividends earned on investments and must distribute a minimum of 90% of its net investment income in the form of interest, dividends or capital gains to its shareholders. Otherwise, the Fund may be subject to an excise tax from the IRS.

The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT IN RESTRICTED SECURITIES

The Fund may invest in Restricted Securities (those which cannot be offered for public sale without first being registered under the Securities Act of 1933) that are consistent with the Fund’s investment objectives and investment strategies. Investments in Restricted Securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The Fund would typically have no rights to compel the obligor or issuer of a Restricted Security to register such a Restricted Security under the 1933 Act. No such securities were owned by the Fund at September 30, 2019.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

Advisory Fees – Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs certain of the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended September 30, 2019 the Advisor earned advisory fees of $1,607,261. Effective September 11, 2019 the Advisory Agreement expired. Beginning September 12, 2019, the Fund accrued expenses to pay essential personnel and services expenses of $103,142 per month. On September 30, 2019, the Advisory Agreement was reinstated and the preceding sentence no longer applied.

The Advisor had contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and advisor transition expenses) so that the total annual operating expenses of the Fund do not exceed 2.25% of the average daily net assets of Class A and 3.00% of Class C, effective January 31, 2019. Prior to January 31,2019, annual operating expenses did not exceed 1.85% of the average daily net assets of Class A and 2.60% of Class C. Waivers and expense reimbursements may be recouped by the Advisor from the Fund within three years of when the amounts were waived only if the fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver. For the year ended September 30, 2019, the Advisor waived advisory fees of $692,741. Expenses subject to recapture by the Advisor amounted to $1,196,051 that will expire on September 30, 2020, and $1,409,845 that will expire on September 30, 2021, and $692,741 that will expire on September 30, 2022. Effective September 30, 2019, and through at least September 30, 2020, the Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, expenses of investing in underlying funds, or extraordinary expenses such as litigation and advisor transition expenses) so that the total annual operating expenses of the Fund do not exceed 2.25% of the average daily net assets. Waivers and expense reimbursements may be recouped by the Advisor from the Fund within three years of when the amounts were waived only if the fund expenses are lower than both the lesser of the current expense cap and the expense cap in place at the time of waiver.

Distributor – The distributor of the Fund was Northern Lights Distributors, LLC (the “Distributor”) until May 30, 2019. The Board of Trustees of the Fund has adopted, on behalf of the Fund, a Shareholder Servicing Plan (“Plan”) to pay for certain shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such shareholder service activities. The Fund does not pay shareholder servicing fees to the Distributor. For the year ended September 30, 2019, the Fund incurred shareholder servicing fees of $107,474.

The Fund, with respect to its Class C shares, was authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities included marketing and other activities to support the distribution of the Class C shares. The Plan operated in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it complied with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permited it to have asset based distribution fees. Under the Distribution Plan, the Fund paid the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares. Pursuant to the Distribution Plan, the Fund incurred $392 for Class C during the year ended September 30, 2019.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration and fund accounting services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the year ended September 30, 2019 GFS earned $356,848.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the year ended September 30, 2019 NLCS earned $62,152.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad -hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. For the year ended September 30, 2019 Blu Giant earned $44,801.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or advisor a quarterly fee of $5,000 and the lead unaffiliated Trustee a quarterly fee of $10,000. Additionally, each unaffiliated Trustee receives $2,500 per meeting as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the year ended September 30, 2019 amounted to $9,287,427 and $21,605,416 respectively.

6.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, prior to March 29, 2019 the Fund offered shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

During the year ended September 30, 2019, the Fund completed two quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of that repurchase offer were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	09/20/18	12/20/18
Repurchase Request Deadline	10/22/18	01/23/19
Repurchase Pricing Date	10/22/18	01/23/19
Net Asset Value as of Repurchase Pricing Date	$12.09	$12.23
Amount Repurchased *	$6,810,272	$6,643,791
Percentage of Outstanding Shares Repurchased	5.00%	5.00%
Percentage of Outstanding Shares Tendered	43.15%	40.29%

*	Repurchases were made on a pro-rata basis.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $108,489,419 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$22,169,159
Unrealized depreciation	(1,023,594)
Net unrealized appreciation	$21,145,565

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$3,688,381	$5,580,553
Long-Term Capital Gain	2,062,005	1,823,878
	$5,750,386	$7,404,431

As of September 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$328,440	$1,801,906	$—	$—	$—	$21,145,565	$23,275,911

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the adjustments for defaulted bond adjustments.

Vertical Capital Income Fund
Notes to Financial Statements (Continued)
September 30, 2019

Permanent book and tax differences, primarily attributable to the book/tax treatment of reclassification of fund distributions and tax adjustments for paydowns resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings
$(323,663)	$323,663

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that other than those disclosed in these financial statements, there were no other subsequent events to report through the issuance of these financial statements.

GRANT THORNTON LLP

1717 Main Street, Suite 1800

Dallas, TX 75201

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Vertical Capital Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Vertical Capital Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the three years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The accompanying financial highlights for each of the years in the two-period ended September 30, 2016 of Vertical Capital Income Fund were audited by other auditors whose report thereon dated March 21, 2017 expressed an unqualified opinion on those statements.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

Dallas, Texas

November 27, 2019

Supplemental Information (Unaudited)

Approval of Investment Advisory Agreement

Evaluation of New Advisory Agreement by the Board of Trustees

The New Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at an in person meeting held on May 20, 2019. The Board reviewed the materials provided by the Adviser in advance of the meeting. The Trustees were assisted by independent legal counsel throughout the New Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees discussed the Adviser’s history and portfolio management experience. They noted that the Adviser and its affiliates served a variety of clients, and managed approximately $479 million in assets. The Trustees reviewed the background and experience of the Adviser’s investment team, noting that key personnel responsible for managing the portfolio remained unchanged from the previous approval. The Trustees further noted the Adviser had provided a high level of expertise and diligence in performing investment advisory services for the Fund and appreciated the Adviser’s long-term view in managing the Fund. They acknowledged the Adviser’s careful stewardship of the portfolio and careful, ongoing attention to assistance with portfolio valuation as well as increased resources devoted to compliance. After further discussion, the Trustees concluded that they are satisfied with the Adviser’s service. They also observed that the Adviser’s financial condition is satisfactory based on a representation form the Adviser that it has access to additional capital. They noted the Adviser’s representation that the day-to-day management of the Adviser is not changing and believed the Adviser would continue to provide quality advisory services to the Fund.

Performance. The Trustees reviewed the performance of the Fund compared to its benchmark indices for the one-year and three-year periods, which correspond to the majority of the period the Adviser has been advising the Fund. Next, the Adviser noted that interval fund comparisons are useful from a management fee and expense ratio, but they are not entirely useful from a performance standpoint because of the Fund’s novel strategy. The Fund’s strategy is novel when compared to other interval funds because the Fund’s portfolio is composed solely of individual mortgage notes. While some other interval funds may include real estate related securities in their portfolios, none follow a strategy as focused as the Fund’s. The Adviser focuses on two applicable indices: the Bloomberg Barclays Capital MBS Index and the Bloomberg Barclays US Aggregate Bond Index. The Trustees noted that the Fund outperformed the indices over one, three, five and since inception periods ended April 30, 2019. They further considered that the assets acquired by the Fund since the appointment of the Adviser have also outperformed the assets that were in the Fund’s portfolio when the Adviser took over in 2015. The Trustees agreed that the Adviser continues to deliver positive, acceptable returns consistent with the Fund’s objective.

Fees and Expenses . The Trustees noted that the Adviser charges an advisory fee of 1.25% and that the Fund had a net expense ratio of 2.50% as of the February 2019 prospectus and a more recent

Supplemental Information (Unaudited)(Continued)

estimated net expense ratio of 2.57%, based on the draft March 31, 2019, semi-annual report. The Trustees reviewed average fees for two peer groups: (i) closed-end exchange traded real estate and mortgage related funds, and (ii) closed-end interval funds. The Trustees acknowledged that neither peer group was precisely comparable to the Fund due to various factors including the significantly larger size of some peer funds, and differing strategies and objectives, but agreed the information was relevant. They noted that the Fund’s advisory fee was lower than the interval fund peer group average. They also noted that, while above the exchange traded fund peer group average of 1.21%, the Fund’s advisory fee was significantly below the 1.76% upper end of the range of advisory fees of the exchange traded peer group. The Trustees also observed that Fund’s net expense ratio was above the 1.99% average of the interval fund peer group and above the 2.32% average of the exchange traded fund peer group. They further observed that while Fund expenses were above average, they were below the 2.82% upper end of the interval fund peer group and below the 3.41% upper end of the exchange traded fund peer group. The Trustees concluded that the advisory fee and Fund expenses were not unreasonable. The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, whereby the Adviser would waive its fees and pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent that they exceed 2.25%.

Profitability. The Trustees reviewed a profitability analysis provided by the Adviser, and discussed the Adviser’s estimated lack of profitability in connection with its projected relationship with the Fund. The Trustees considered that the Adviser did not earn a profit through its relationship with the Fund and as such, excessive profit was not an issue at this time.

Economies of Scale. The Trustees considered whether the Fund had yet reached a size where material economies of scale had been achieved. The Adviser had explained to the Trustees that economies of scale were difficult to achieve given the labor intensive mortgage note selection process. The Trustees agreed and further noted that discontinued interval status may provide some management efficiencies in the future because the Adviser no longer has to manage the portfolio to provide quarterly liquidity to facilitate share repurchase offers. The Trustees and the Adviser agreed to reevaluate the issue at the next renewal.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement with the Adviser, and as assisted by the advice of legal counsel, the Trustees concluded that the fee structure was reasonable and that approval of the Advisory Agreement with the Adviser was in the best interests of the shareholders of the Fund.

Supplemental Information (Unaudited)(Continued)

Dividend Reinvestment Plan

Unless the registered owner of shares elects to receive cash by contacting the Plan Agent, all dividends declared for the shares of the Fund will be automatically paid in the form of, or reinvested by American Stock Transfer & Trust Company (“AST”) (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional shares of the Fund. If you are a registered owner of shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers or other financial intermediaries through which shareholders may hold their shares, may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional shares of the Fund for the respective shareholders.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

Whenever the Fund declares a dividend, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (newly issued shares) or (ii) by purchase of outstanding shares on the open market (open-market purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per share on the payment date. If, on the payment date for any dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s shares are trading at a discount), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares trade on an “ex -dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that

Supplemental Information (Unaudited)(Continued)

the Fund will pay monthly income dividends. If, before the Plan Agent has completed its open-market purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the NAV per share.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219; telephone 1-866-277-8243.

Supplemental Information (Unaudited)(Continued)

PROXY VOTE

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, March 29, 2019, shareholders of record as of the close of business on January 11, 2019, voted to approve the following proposal:

To facilitate the Fund listing its shares on the New York Stock Exchange, approval of eliminating the Fund’s fundamental policy of making quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value.

FOR: 5,189,642.764
AGAINST: 275,353.549
ABSTAIN: 225,833.520

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Monday, September 30, 2019, shareholders of record as of the close of business on June 20, 2019 voted to approve the following proposal:

Proposal: To approve a new investment Advisory Agreement between the Fund and Behringer Advisors, LLC.

FOR: 4,455,412
AGAINST: 729,484
ABSTAIN: 435,463

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Monday, September 30, 2019, shareholders of record as of the close of business on June 20, 2019 voted to approve the following proposal:

Proposal: To re-elect Robert Boulware as a Trustee of the Fund.

FOR: 4,625,747
WITHHELD: 992,481

Vertical Capital Income Fund
Supplemental Information
September 30, 2019 (Unaudited)

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Robert J. Boulware 1956	Trustee since August 2011, Class I Board member until 2022 annual shareholder meeting	Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present.	1	Trustee, Brighthouse Funds Trust I (45 portfolios), March 2008 to present; Trustee, Brighthouse Funds Trust II (29 portfolios), April 2012 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present; SharesPost 100 Fund, March 2013 to present.
Mark J. Schlafly 1961	Trustee since August 2011, Class II Board member until 2020 annual shareholder meeting	Adjunct Professor/Career Advisor, Olin School of Business, Washington University, August 2011 to present; Executive Vice President , Waddell & Reed, Inc. (financial services firm), June 2016 to Aug 2017; Managing Director, Russell Investments, June 2013 to Dec. 2014.	1	None
T. Neil Bathon 1961	Trustee since August 2011, Class III Board member until 2021 annual shareholder meeting	Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present.	1	BNY Mellon Charitable Gift Fund, June 2013 to present.

Vertical Capital Income Fund
Supplemental Information (Continued)
September 30, 2019 (Unaudited)

Interested Trustee, Officers

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Robert J. Chapman *** 1947	Trustee, since August 2015, Class III Board member until 2021 annual shareholder meeting	Executive Vice President, Oakline Advisors, LLC (investment adviser), a position held since July 2015. Executive Vice President, Stratera Holdings, LLC (financial services holding company) a position held since 2007.	1	None
Michael D. Cohen 1974	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services holding company), a position held since Oct. 2016; President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Stratera Holdings, LLC, Jan. 2013 to Apr. 2015. Chief Executive Officer Stratera Services, LLC, a position held since Oct. 2016; President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, of Stratera Services, LLC Jan. 2011 to Apr. 2015. Executive Vice President of Pathway Capital Opportunity Fund Management, LLC, Aug. 2014 to present. Executive Vice President, Pathway Capital Opportunity Fund, Inc., Feb. 2013 to Feb. 2019. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to Aug. 2018. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Member of Board of Managers, Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to present.	n/a	n/a
Lisa Ross **** 1963	Treasurer since August 2018	Chief Financial Officer, Stratera Holdings, LLC (financial services holding company), May 2017 to present; Senior Vice President Accounting, Stratera Holdings, LLC, October 2013 to May 2017; Chief Financial Officer, Behringer Harvard Opportunity REIT I, Inc.(a public real estate investment trust), October 2014 to June 2017; Chief Accounting Officer, Behringer Harvard Opportunity REIT I, Inc., January 2012 to October 2014.	n/a	n/a
Stanton P. Eigenbrodt 1965	Secretary since July 2015	Executive Vice President of Oakline Advisors, a position held since July 2015. Chief Legal Officer of Stratera Holdings, LLC (financial services holding company) a position held since Sept. 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006-2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.	n/a	n/a
Emile R. Molineaux 1962	Chief Compliance Officer and Anti- Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*	The term of office for each Trustee and officer listed above will serve subject to annual reappointment.

**	The term “Fund Complex” refers to the Vertical Capital Income Fund.

***	Mr. Chapman is an interested Trustee because he is also an officer of the Fund’s investment adviser.

****	As of October 25, 2019 Mr. Chapman replaced Ms. Ross as Treasurer.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-277-VCIF.

Effective upon the approval for listing of Fund shares on the NYSE on May 23, 2019, the Board of Trustees adopted a classified structure. The minimum number of Trustees shall be three and the Trustees shall be elected in three classes. The Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of listing on the NYSE. The term of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of listing on the NYSE. The term of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of listing on the NYSE. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board, shall be elected for a three-year term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose. The Classification of the Board could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

PRIVACY NOTICE

Rev. May 2012

FACTS	WHAT DOES VERTICAL CAPITAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Vertical Capital Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Vertical Capital Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-277-VCIF

Rev. May 2012

Who we are
Who is providing this notice?	Vertical Capital Income Fund
What we do
How does Vertical Capital Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Vertical Capital Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Vertical Capital Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Vertical Capital Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Vertical Capital Income Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-277-VCIF by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-277-VCIF.

Investment Adviser

Oakline Advisors, LLC

14675 Dallas Parkway, Suite 600

Dallas, Texas 75254

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

Registrant Advisor

FYE 09/30/19    $167,000    N/A

FYE 09/30/18    $159,000    N/A

(b)	Audit-Related Fees

Registrant Advisor

FYE 09/30/19        $0           N/A

FYE 09/30/18        $0           N/A

(c)	Tax Fees

Registrant Advisor

FYE 09/30/19       $0          N/A

FYE 09/30/18       $0          N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Registrant Advisor

FYE 09/30/19         $0           N/A

FYE 09/30/18         $0           N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Registrant Advisor

Audit-Related Fees:                   N/A        N/A

Tax Fees:                                      N/A      N/A

All Other Fees:                            N/A        N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Advisor

FYE 09/30/2019          $0            N/A

FYE 09/30/2018          $0            N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Oakline Advisors, LLC (hereinafter, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, we recognize the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients. However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that we would be in a position to cast a vote or called upon to vote a proxy.

In the event that we do receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, we will process and vote all shareholder proxies and other actions in a timely manner insofar as we can determine based on the facts available at the time of its action, in the best interests of the affected advisory client(s). Although we expect that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, we may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Investment Department for review and voting decision;

3) Vote or consent entered according to our best judgment under the facts and circumstances presented. Such decision shall be made and documented;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

We may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that we may approve, provided that such service provider votes each proxy based on decisions made by us.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-277-VCIF. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of September 30, 2019, Mr. Chapman, Chairman of the Board and Executive Vice President of the Adviser, and Mr. David Aisner, Executive Vice President of the Adviser, are the Fund's co-portfolio managers. Each share primary responsibility for management of the Fund's investment portfolio and have served the Fund in this capacity since July 6, 2015. Mr. Chapman and Mr. Aisner are not compensated through their share of the profits, if any, of the Adviser. Because the portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As September 30, 2019, Mr. Chapman and Mr. Aisner owned no shares of the Fund.

As of September 30, 2019, Mr. Chapman was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of September 30, 2019, Mr. Aisner was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

11

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a).

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Vertical Capital Income Fund

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 11/29/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Michael D. Cohen

Michael D. Cohen, Principal Executive Officer/President

Date 11/29/19

By (Signature and Title)

* /s/ Robert Chapman

Robert Chapman, Principal Financial Officer/Treasurer

Date 11/29/19

* Print the name and title of each signing officer under his or her signature.